UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a-12

Bioventus Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒No fee required
☐Fee paid previously with preliminary materials
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE & PROXY STATEMENT Annual Meeting of Stockholders

June 11, 2024
10:00 a.m. (Eastern Time)
Meeting to be held virtually

BIOVENTUS INC.
4721 EMPEROR BOULEVARD, STE. 100
DURHAM, NORTH CAROLINA 27703

Dear Fellow Stakeholders:

“...Bioventus is well-positioned in large market segments, with excellent technology, and a talented team who is eager to accelerate the Company’s growth and profitability. We are excited for the future.”

ROBERT E. CLAYPOOLE

April 26, 2024
I am honored to write to you as the President and Chief Executive Officer and member of the Board of Directors of Bioventus Inc. Since joining the Company several months ago, I have had the pleasure to meet with many of our Bioventus team members from around the globe, visit customers across all of our businesses, engage with key opinion leaders in the markets we serve, and, most importantly, meet the patients who inspire us to fulfill our mission. This early engagement has provided me the perspective that Bioventus is well-positioned in large market segments, with excellent technology, and a talented team who is eager to accelerate the Company’s growth and profitability. We are excited for the future.
I am also pleased to invite you to attend the Annual Meeting of Stockholders of Bioventus Inc. to be held virtually on Wednesday, June 11, 2024, at 10:00 a.m., E.T. Details of the business to be conducted at the meeting are provided in the Notice of Annual Meeting of Stockholders and the proxy statement included with this letter. We encourage you to vote in advance of the Annual Meeting as it is important that your shares be represented and voted whether or not you plan to attend the meeting virtually.

On behalf of our entire Board of Directors, I thank you for your continued support and investment in Bioventus. While significant work remains, I am encouraged by our ability to address the headwinds we experienced in early 2023, deliver strong results, and improve our liquidity. Over the coming quarters, we plan to focus on steadily improving our business fundamentals and our execution as we strive to deliver profitable growth to create stakeholder value and help patients recover and enjoy active lives.

Sincerely,

Robert E. Claypoole
President, Chief Executive Officer and Director

Proxy Statement	3	Committees of the Board	30
Proposals	3	Audit and Risk Committee	30
Recommendations of the Board	3	Compensation Committee	31
		Compliance, Ethics and Culture Committee	31
Information about this Proxy Statement	4	Nominating and Corporate Governance Committee	32

Questions and Answers about the 2024 Annual Meeting of Stockholders	6

		Executive and Director Compensation	33
Proposals to be Voted on	11	2023 Summary Compensation Table	33
Proposal 1: Approval of the Declassification Charter Amendment	11	Narrative to Summary Compensation Table	34
		Outstanding Equity Awards at 2023 Fiscal Year End	37
Proposal 2: Election of Directors	12
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	21	Director Compensation	38

		Security Ownership of Certain Beneficial Owners and Management	39

Equity Compensation Plan Information	22
Report of the Audit and Risk Committee of the Board of Directors	23	Certain Relationships and Related Person Transactions	42

Independent Registered Public Accounting Firm Fees and Other Matters	24
		Stockholders' Proposals	48
		Delinquent Section 16(a) Reports	48
Executive Officers	24	Compensation Committee Interlocks and Insider Participation	48

Corporate Governance	25
General	25	Other Matters	49
Board Composition	26
Director Independence	27	Solicitation of Proxies	49
Director Candidates	27
Communications from Stockholders	28	Bioventus's Annual Report on Form 10-K	50
Board Leadership Structure and Role in Risk Oversight	28
		Annex A: Certificate of Amendment to Amended and Restated Certificate of Incorporation of Bioventus Inc.	A-1
Code of Compliance and Ethics	29
Anti-Hedging Policy	29
Compensation Recovery Policy	29
Attendance by Members of the Board of Directors at Meetings	29

Notice of Annual Meeting of Stockholders

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Bioventus Inc. (the "Company") will be held as follows:	Items of Business
1
To approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Charter") to provide for the declassification of the Board of Directors (the "Declassification Charter Amendment");

Tuesday, June 11, 2024

	2	To elect Robert E. Claypoole, Philip G. Cowdy and Martin P. Sutter, as Class III directors to serve until the 2025 annual meeting of stockholders of the Company (the "2025 Annual Meeting"), if the Declassification Charter Amendment is approved, or until the 2027 annual meeting of stockholders of the Company (the "2027 Annual Meeting") if the Declassification Charter Amendment is not approved, and in either case, until their respective successors have been duly elected and qualified;
10:00 a.m. Eastern Time

The Annual Meeting will be a virtual meeting of stockholders to be held as a live webcast over the Internet at: www.virtualshareholdermeeting.com/BVS2024
	3	To ratify the appointment of Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; and

	4	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

April 15, 2024
Holders of our Class A and Class B common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting, or any postponement or adjournment thereof.

The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the "Internet Notice"), on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.
Proxy Voting
Your vote is important. We encourage you to mark, date, sign and return the enclosed proxy/voting instruction card or, if you prefer, to vote by telephone or by using the Internet.

April 26, 2024

By Order of the Board of Directors

Anthony D’Adamio
Senior Vice President, General Counsel and Secretary
Durham, North Carolina

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares is important to ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

BIOVENTUS • 2024 Proxy Statement 1

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Annual Meeting Stockholders

DATE & TIME	RECORD DATE	VOTING
10:00 a.m., Eastern Time on	April 15, 2024	Holders of our Class A common stock and Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock and Class B common stock is entitled to one vote for each of the proposals to be voted on.
June 11, 2024
MAILING DATE
This proxy statement will be first mailed or made available to stockholders on the Internet on or about April 26, 2024.
VIRTUAL MEETING
www.virtualshareholdermeeting.com/BVS2024
A complete list of holders of record of our Class A common stock and Class B common stock will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting at our principal executive offices at 4721 Emperor Boulevard, Ste. 100, Durham, North Carolina 27703. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.
Voting Matters and Vote Recommendation (pages 3 and 4)
The following table summarizes the proposals to be considered at the Annual Meeting and the Board’s voting recommendation with respect to each proposal.

Proposals	Board Vote Recommendation
Approval of the Declassification Charter Amendment.	FOR
Election of Class III directors.	FOR
Ratification of Grant Thornton as the Company's independent registered public accounting firm for the fiscal year ending 2024.	FOR

How to Cast Your Vote (page 7)

You can cast your votes by any of the following methods:
INTERNET	TELEPHONE	MAIL
(www.proxyvote.com)	(1-800-690-6903)	Completing, signing and returning your proxy card or voting instruction card so that it is received by the close of business on Monday, June 10, 2024
until 11:59 p.m., Eastern Time on Monday, June 10, 2024	until 11:59 p.m., Eastern Time on Monday, June 10, 2024

Whether you are a stockholder of record or hold your shares in “street name,” you may participate in and vote online at the Annual Meeting. You will need to enter your 16-digit control number (included in your Internet Notice, your proxy card or the voting instructions that accompanied your proxy materials) to vote your shares at the Annual Meeting. Instructions on how to attend the Annual Meeting live over the Internet, and how to vote your shares during the Annual Meeting, are posted at www.virtualshareholdermeeting.com/BVS2024.

BIOVENTUS • 2024 Proxy Statement 2

Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on Tuesday, June 11, 2024 at 10:00 a.m., Eastern Time, and at any postponement or adjournment thereof. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions and vote during the meeting by visiting www.virtualshareholdermeeting.com/BVS2024 and entering your 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Class A common stock, $0.001 par value per share (“Class A common stock”), and Class B common stock, $0.001 par value per share (“Class B common stock” and, together with our Class A common stock, the “Common Stock”), as of the close of business on April 15, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. As of the Record Date, there were 63,827,617 shares of Class A common stock and 15,786,737 of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing 80.2% and 19.8% of the combined voting power of our Common Stock, respectively. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2023 (the “2023 Annual Report”) will be released on or about April 26, 2024 to our stockholders as of the Record Date.
In this proxy statement, “Bioventus”, “Company”, “we”, “us”, and “our” refer to Bioventus Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD JUNE 11, 2024.
This proxy statement and our 2023 Annual Report are available at http://www.proxyvote.com/. To view these materials please have your 16-digit control number(s) available that is included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. On this website, you can also elect to receive distributions of our proxy statements and annual reports to stockholders for future annual meetings of stockholders by electronic delivery. For specific instructions on making such an election, please refer to the instructions on your proxy card or voting instruction form.
Proposals
At the Annual Meeting, our stockholders will be asked:
•Proposal 1: To approve the Declassification Charter Amendment;
•Proposal 2: To elect Robert E. Claypoole, Philip G. Cowdy and Martin P. Sutter, as Class III directors to serve until the 2025 Annual Meeting, if the Declassification Charter Amendment is approved, or until the 2027 Annual Meeting if the Declassification Charter Amendment is not approved, and in either case, until their respective successors have been duly elected and qualified;
•Proposal 3: To ratify the appointment of Grant Thornton as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board of Directors
The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. You may also vote your shares online at the Annual Meeting. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:
•FOR Proposal 1: The approval of the Declassification Charter Amendment;
BIOVENTUS • 2024 Proxy Statement 3

•FOR Proposal 2: The election of Robert E. Claypoole, Philip G. Cowdy and Martin P. Sutter as Class III directors to serve until the 2025 Annual Meeting , if the Declassification Charter Amendment is approved, or until the 2027 Annual Meeting if the Declassification Charter Amendment is not approved, and in either case, until their respective successors have been duly elected and qualified; and
•FOR Proposal 3: The ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About this Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your Company shares.
Notice of Internet Availability of Proxy Materials.
As permitted by SEC rules, Bioventus is making this proxy statement and its 2023 Annual Report available to its stockholders electronically via the Internet. On or about April 26, 2024, we will mail to our stockholders an Internet Notice containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.
If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

BIOVENTUS • 2024 Proxy Statement 4

Forward-Looking Statements.
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements concerning Bioventus’s future growth, benefits of acquisitions, strategy and expected customers. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results to differ materially from those contemplated in this proxy statement include, but are not limited to, the risk that if we are unable to meet our current operating projections or secure other sources of liquidity, substantial doubt about our ability to continue as a going concern may arise; the risk that we might not meet certain of our debt covenants under our Credit and Guaranty Agreement and might be required to repay our indebtedness; restrictions on operations and other costs associated with our indebtedness; our ability to complete acquisitions or successfully integrate new businesses, products or technologies in a cost-effective and non-disruptive manner; security breaches, unauthorized access to or disclosure of information, cyberattacks, or other incidents or the perception that confidential information in our or our vendors' or service providers' possession or control is not secure; failure of key information technology and communications systems, process or sites; risks related to our debt and future capital needs; the risk that new material weaknesses could adversely affect our ability to report our results of operations and financial condition accurately and in timely manner; our ability to execute on our business strategy; our ability to attract, retain and motivate our senior management team and highly qualified personnel; we maintain cash at financial institutions, often in balances that exceed federally insured limits; we are subject to securities class action litigation and may be subject to similar or other litigation in the future, which will require significant management time and attention, result in significant legal expenses and may result in unfavorable outcomes; our ability to complete acquisitions or successfully integrate new businesses, products or technologies in a cost-effective and non-disruptive manner; competition against other companies; and the other risks identified in the Risk Factors section of the Company’s public filings with the SEC, including Bioventus’ Annual Report on Form 10-K for the period ended December 31, 2023, and as such factors may be further updated from time to time in Bioventus’ other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Bioventus’ website at ir.bioventus.com. Actual results may differ from those set forth in this proxy statement due to the risks and uncertainties inherent in the Company’s business.
BIOVENTUS • 2024 Proxy Statement 5

Questions and Answers about the 2024 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 15, 2024. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 63,827,617 shares of Class A common stock and 15,786,737 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. If you are a record holder, your set of proxy materials has been sent to you directly by the Company.
Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. Proxy materials have been forwarded to you by that organization if your shares are held in “street name.”
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of the proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/BVS2024 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
Bioventus has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Bioventus stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/BVS2024. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/BVS2024 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
The meeting webcast will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, either (i) the person presiding over the meeting or (ii) if directed to be voted on by the person presiding over the meeting, a majority in voting power of the stockholders entitled to vote at the meeting, present electronically or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented.
BIOVENTUS • 2024 Proxy Statement 6

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•by Internet—you can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•by telephone—you can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•by mail—you can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•by voting online during the Annual Meeting—you can vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/BVS2024.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 10, 2024. Mailed proxy cards must be received by June 10, 2024 in order to be counted at the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet or telephone or electronically during the meeting, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to virtually attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/BVS2024 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
What if I lose my 16-digit control number?
If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of Bioventus (the "Secretary") prior to the Annual Meeting; or
•by voting online during the Annual Meeting by going to www.virtualshareholdermeeting.com/BVS2024.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.

BIOVENTUS • 2024 Proxy Statement 7

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board's recommendations are indicated on pages 3 and 4 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?
No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions and vote by visiting www.virtualshareholdermeeting.com/BVS2024 by following the instructions above. Stockholders will have similar rights and opportunities to participate at the Annual Meeting as they would at an in-person meeting.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We encourage stockholders to log into the virtual Annual Meeting beginning 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/BVS2024.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, for up to fifteen (15) minutes following the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to one question in order to allow us to answer questions from as many stockholders as possible. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or Secretary in their reasonable judgment.

BIOVENTUS • 2024 Proxy Statement 8

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Questions and answers may be grouped by topic, and we may group substantially similar questions together and answer them once. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Approval of the Declassification Charter Amendment.	Requires the affirmative vote of at least 66 2/3% of the total voting power of all the shares outstanding which are entitled to vote on Proposal 1 as of the Record Date, voting as a single class.	Abstentions and broker non-votes, if any, will have the same effect as a vote against Proposal 1.
Proposal 2: Election of Directors.	The plurality of the votes cast. This means that three nominees receiving the highest number of affirmative "For" votes will be elected as Class III directors.	Votes withheld and broker non-votes will have no effect.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes, if any, will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of Proposal 2, or an “abstention,” in the case of Proposal 1 and Proposal 3 represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld and abstentions are not considered to be votes cast, therefore votes withheld have no effect on Proposal 2 and abstentions have no effect on Proposal 3. Proposal 1 requires the affirmative vote of at least 66 2/3% of the shares outstanding which are entitled to vote on Proposal 1 as of the Record Date, therefore abstentions will have the effect of a vote against the proposal.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares. A broker is entitled, but not obligated, to vote shares held for a beneficial owner on routine matters, such as Proposal 3 (the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposal 1 (approval of the Declassification Charter Amendment) and Proposal 2 (election of directors). Broker non-votes count for purposes of determining whether a quorum is present. Broker non-votes, if any, will have the same effect as a vote against Proposal 1 and will have no effect on Proposal 2. We do not expect broker non-votes for Proposal 3.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.
BIOVENTUS • 2024 Proxy Statement 9

Who is paying for this proxy solicitation?
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
BIOVENTUS • 2024 Proxy Statement 10

Proposals to be Voted on

Proposal 1: Approval of the Declassification Charter Amendment
Background
Since the Company's initial public offering in 2021, pursuant to its Charter and Amended and Restated Bylaws (the "Bylaws"), the Board has been divided into three classes, each elected for a three-year term. The classification of the Board has resulted in staggered elections, with a different class of directors standing for election every third year at the Company’s annual meeting of stockholders. The Board believed that this classified structure promotes continuity and stability of the Company’s strategy, oversight and policies, provides negotiating leverage to the Board in a potential takeover situation and facilitates the Board's ability to focus on creating long-term stockholder value.
However, as part of the Board’s regular evaluations of the Company’s corporate governance and in response to feedback from certain of our stockholders, the Board has continued to evaluate its classified structure and consider arguments both for and against the continuation of a classified Board. The Board (including the members of the Nominating and Corporate Governance Committee) has considered the growing sentiment, particularly in the institutional investor community, in favor of one-year terms for directors and the Board’s ability to continue to be effective in protecting stockholder interests under an annual election system.
After careful deliberation by the Nominating and Corporate Governance Committee and the full Board, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, recommends the Declassification Charter Amendment, which would implement a phasing out of the classified Board structure and provide for the annual election of directors up for election beginning with this Annual Meeting.
Effects
Under the Declassification Charter Amendment, any director elected at this Annual Meeting or any future stockholder meeting will be elected to an annual term. In accordance with applicable law, the Declassification Charter Amendment cannot and does not change the unexpired three-year terms of directors elected prior to the effectiveness of the Declassification Charter Amendment. Rather, the current three-year terms for each class of directors will continue, and those directors or their respective successors will only become eligible for a one-year term upon expiration of the existing three-year term.
Directors appointed to fill any newly created directorships or vacancies in one of the classes would serve until the expiration of the applicable class’s term. This phased-in approach will result in the discontinuation of the classified Board and all directors being nominated annually for one-year terms, by the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). If this Proposal I is approved, then beginning with the 2026 Annual Meeting, stockholders would have the ability to replace the entire membership of the Board at one annual meeting, making it easier for a third party to acquire control of the Company without the approval of the Board.
If this Proposal 1 is approved by stockholders at the Annual Meeting, the Declassification Charter Amendment will be effective once filed with the Secretary of State of the State of Delaware, which the Company intends to do promptly after stockholder approval is obtained. Further, if this Proposal 1 is approved, the Class III Directors elected this year under Proposal 2 will serve for a one-year term expiring at the 2025 Annual Meeting and until their respective successors are duly elected and qualified. Further, any changes to the process of phasing out the classified Board would need to be enacted through an amendment to the Charter. If this Proposal 1 is not approved by stockholders at the Annual Meeting, the Class III directors elected this year will instead serve for a three-year term expiring at the 2027 Annual Meeting and until their respective successors are duly elected and qualified. Finally, if this Proposal 1 is approved, the Board would also take prompt action to approve an amendment to the Bylaws to conform the Bylaws to the Charter with respect to the structure of the Board’s classes and terms of office and other related provisions. The terms of office of the incumbent Class I and Class II directors will expire at the 2026 Annual Meeting and 2027 Annual Meeting, respectively.
Currently, the directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the Company’s outstanding voting stock entitled to vote in the election of directors. If this Proposal I is approved, then effective with the 2026 Annual Meeting and pursuant to Section 141(k) of the Delaware General Corporation Law and Delaware Court decisions interpreting such statutory provision, our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the Company’s outstanding voting stock entitled to vote in the election of directors.
BIOVENTUS • 2024 Proxy Statement 11

The general description of the Declassification Charter Amendment set forth herein is a summary only and the full text of the Declassification Charter Amendment is attached as Annex A to this proxy statement.
Vote required
Provided there is a quorum for the meeting, approval of the Declassification Charter Amendment requires the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Company entitled to vote on Proposal 1 as of the Record Date, voting together as a single class. Under applicable stock exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters, such as this Proposal 1, without specific instructions from the customer. Because the affirmative vote of at least 66 2/3% of the shares outstanding is required to approve this Proposal 1, abstentions and broker non-votes, if any, will have the same effect as a vote against Proposal 1.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR approval of the Declassification Charter Amendment.
Proposal 2: Election of Directors
At the Annual Meeting, if Proposal 1 is approved, three Class III directors will be elected to serve until the 2025 Annual Meeting, and if Proposal 1 is not approved, the three Class III directors will be elected to serve until the 2027 Annual Meeting, and in either case, until their respective successors have been duly elected and qualified or until each such director’s earlier death, resignation or removal.
As set forth in our Charter and Bylaws, prior to the approval of Proposal 1, the Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the directors (or their respective successors) whose terms are then expiring are elected to serve a three year term. The current class structure is as follows (prior to the approval of Proposal 1):
•Class I, consisting of Michelle McMurry-Heath, Guido J. Neels, and Guy P. Nohra, whose term will expire at the 2025 Annual Meeting and whose subsequent term would expire at the 2028 annual meeting of stockholders (the "2028 Annual Meeting");
•Class II, consisting of John A. Bartholdson, Patrick J. Beyer, William A. Hawkins, Mary Kay Ladone, and Susan M. Stalnecker, whose current term would expire at the 2026 Annual Meeting and whose subsequent term would expire at the 2029 annual meeting of stockholders (the "2029 Annual Meeting"); and
•Class III, consisting of Robert E. Claypoole, Philip G. Cowdy and Martin P. Sutter whose current term expires at the Annual Meeting and whose subsequent term would expire at the 2027 Annual Meeting. Our Board has nominated all of the current Class III directors for re-election at the Annual Meeting.
If Proposal 1 is approved, beginning with the Annual Meeting, the directors whose terms are expiring will be elected for one-year terms. If Proposal 1 is not approved, the directors whose terms are expiring will continue to be elected for three-year terms as set forth above.
In connection with the initial public offering of our Class A common stock in February 2021 (the “IPO”), we entered into a Stockholders Agreement with certain stockholders of the Company (the “Stockholders Agreement”) and our subsidiary, Bioventus LLC (“BV LLC”). Under the Stockholders Agreement, the Essex Stockholders (as defined in the Stockholders Agreement) have designated Messrs. Neels (Class I), Hawkins (Class II) and Sutter (Class III) and the S+N Stockholders (as defined in the Stockholders Agreement) have designated Mr. Cowdy (Class III) for election to the Board. As a result of the Stockholders Agreement and the aggregate voting power of the parties to the agreement, we expect that the parties to the agreement will significantly influence the election of directors. For more information, see “Certain Relationships and Related Person Transactions—Stockholders Agreement.”
In the event that any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
BIOVENTUS • 2024 Proxy Statement 12

Recommendation of the Board of Directors
The Board unanimously recommends a vote FOR the election of the below Class III director nominees.
CLASS III DIRECTORS (TERMS TO EXPIRE AT THE ANNUAL MEETING)

The current members of the Board who are Class III directors are as follows:

Name	Age	Served as a Director Since	Positions with Bioventus
Robert E. Claypoole	52	2024	President, Chief Executive Officer and Director
Philip G. Cowdy	57	2020	Director
Martin P. Sutter	68	2020	Director
The principal occupations and business experience, for at least the past five years, of each Class III director are as follows:

Age	Robert E. Claypoole
52	Professional Highlights
President, Chief Executive Officer and Director Since
Robert E. Claypoole has served as our President and Chief Executive Officer and as a member of the Board since January 2024. Mr. Claypoole joined Bioventus from Mölnlycke Health Care (“Mölnlycke”), a world-leading medical products and solutions company, where he served as Executive Vice President of Wound Care since July 2021. In this role, Mr. Claypoole had full responsibility for a $1.2 billion business. Before that, Mr. Claypoole served in several leadership positions with Mölnlycke from March 2017 to July 2021, including Executive Vice President and President, US for Mölnlycke and as an Officer of Mölnlycke Health Care US, LLC and Mölnlycke Manufacturing US, LLC. Prior to joining Mölnlycke in 2017, Mr. Claypoole served in various leadership roles at Medtronic Ltd. (now Medtronic plc (NYSE: MDT)), a global healthcare technology company, and Covidien, before it was acquired by Medtronic. Mr. Claypoole was Global Vice President & General Manager, Obesity & Metabolic Health (April 2016 to March 2017) and Global Vice President & General Manager of the Soft Tissue Repair & Hemostats business (December 2012 to April 2016). Before that, he was the Vice President, Executive Operations after serving as Vice President, Global Marketing while located in Trevoux, France. Prior to his time in France, Mr. Claypoole was the Vice President, US Marketing for the company’s Endomechanical & Intelligent Device business. Before joining Covidien in 2007, Mr. Claypoole held various marketing roles with increasing responsibility at Johnson & Johnson’s ("J&J") Vision Care division. Mr. Claypoole previously served on the board of directors of ZetrOz Inc. (January 2014 to January 2016) and the Association of periOperative Registered Nurses (December 2017 to December 2020). Mr. Claypoole received his Bachelor of Arts and his Master of Business Administration from Cornell University.
Other Relevant Experience
We believe Mr. Claypoole is well-qualified to serve on the Board because of the breadth of his experience across multiple global medical device markets and his extensive expertise in accelerating innovation, driving operational excellence, enhancing go-to-market strategies, and driving commercial execution and organizational effectiveness.

2024
Committee Memberships

N/A

BIOVENTUS • 2024 Proxy Statement 13

Age	Philip G. Cowdy
57	Professional Highlights
Director Since
Philip G. Cowdy has served as a member of the Board since September 2020. Mr. Cowdy has served as the Chief Business Development and Corporate Affairs Officer for Smith & Nephew plc, a medical equipment manufacturing company, since 2018. Since joining Smith & Nephew plc in June 2008, he has also served as Executive Vice President of Business Development and Corporate Affairs, Head of Corporate Affairs and Strategic Planning, Group Director of Corporate Affairs and Director of Investor Relations. Prior to joining Smith & Nephew plc, Mr. Cowdy served as a Senior Director at Deutsche Bank for 13 years, providing corporate finance and equity capital markets advice to a variety of UK-based companies. Mr. Cowdy served as a member of the board of managers of BV LLC from January 2012 to October 2017 and again from July 2018 until the time of our IPO, and has served as a member of its audit, compliance and quality committee. Mr. Cowdy received his Bachelor of Science in Natural Sciences from Durham University (UK) and is a qualified chartered accountant.
Other Relevant Experience
We believe Mr. Cowdy is well-qualified to serve on the Board because of his experience in the industry, his finance experience, and his knowledge of the Company.

2020
Committee Memberships

•Nominating and Corporate Governance

Age	Martin P. Sutter
68	Professional Highlights
Director Since
Martin P. Sutter has served as a member of our Board since September 2020. Mr. Sutter is one of the two founding Managing Directors of EW Healthcare Partners (previously known as Essex Woodlands), one of the oldest and largest life sciences and healthcare focused growth equity and venture capital firms, which he formed in 1985. Mr. Sutter has more than 35 years of management experience in operations, marketing, finance and venture capital. Mr. Sutter served as a member of the board of managers of BV LLC from May 2012 until the time of our IPO. Mr. Sutter also currently serves on the board of directors of MiMedx Group, Inc., a publicly traded regenerative medicine life sciences company, and Prolacta Biosciences, Inc., a privately held life sciences company. Mr. Sutter has also previously served on the board of directors of Abiomed, Inc., Tissue Tech, Inc. and Suneva Medical, Inc. Mr. Sutter currently serves on the compensation and nominating and governance committees of MiMedx Group, Inc. and Prolacta Biosciences, Inc. and previously served on the compensation and nominating and governance committee of Abiomed, Inc. Mr. Sutter holds a Master of Business Administration from the University of Houston and received his Bachelor of Science from Louisiana State University.
Other Relevant Experience
We believe Mr. Sutter is well-qualified to serve on the Board because of his extensive experience in the life sciences industry, his investment experience, and his service as a director of other life sciences companies.

2020
Committee Memberships

•Nominating and Corporate Governance (Chairperson)

BIOVENTUS • 2024 Proxy Statement 14

CONTINUING MEMBERS OF THE BOARD:

The current members of the Board who are Class II directors are as follows:

Name	Age	Served as a Director Since	Positions with Bioventus
John A. Bartholdson	53	2023	Director
Patrick J. Beyer	58	2021	Director
William A. Hawkins	70	2020	Chairperson
Mary Kay Ladone	57	2021	Director
Susan M. Stalnecker	71	2020	Director
The principal occupations and business experience, for at least the past five years, of each Class II director are as follows:

Age	John A. Bartholdson
53	Professional Highlights
Director Since
John A. Bartholdson has served as a member of the Board since January 2023. Mr. Bartholdson is the co-founder and has been a Partner of Juniper Investment Company, a private investment management firm that invests in publicly traded and private companies through concentrated ownership positions, since its inception in 2007. Mr. Bartholdson has 25 years of experience leading and overseeing private and public equity investments. His experience includes extensive management oversight, service on multiple public and private company boards, and deep transactional expertise. Mr. Bartholdson presently serves as the Chairman of the board of directors of Theragenics Corporation, a medical device company serving the surgical products and prostate cancer treatment markets. From 2019, he has been a member of the board of directors of Lincoln Educational Services Corporation, a public company and a leading provider of career education and training services, and presently serves on its compensation, audit and nominating and corporate governance committees. Previously, he served as a member of the board of directors of Obagi Medical Products, Inc., a public specialty pharmaceutical company, until its acquisition by Valeant Pharmaceuticals in 2013. In addition, Mr. Bartholdson has previously served on the board of directors of numerous private companies. Mr. Bartholdson was a Partner of Stonington Partners, where he worked from 1997 to 2011. Prior to that, he was an analyst at Merrill Lynch Capital Partners from 1992 to 1994. Mr. Bartholdson received his Bachelor of Arts from Duke University and his Master of Business Administration from Stanford Graduate School of Business.
Other Relevant Experience
Mr. Bartholdson was selected to serve on the Board because of his professional investor perspective on stockholder and related matters and his significant governance, finance, capital markets and transactional experience on multiple public and private company boards.

2023
Committee Memberships

•Compensation (Chairperson)
•Compliance, Ethics and Culture

BIOVENTUS • 2024 Proxy Statement 15

Age	Patrick J. Beyer
57	Professional Highlights
Director Since
Patrick J. Beyer has served as a member of the Board since October 2021. Mr. Beyer is the President of International and Global Orthopedics for ConMed Corporation, a publicly held medical technology company, a position in which he has served since October 2020. He previously served as President of ConMed International from December 2014 to October 2020. Prior to joining ConMed, Mr. Beyer served as Chief Executive Officer of ICNet, a privately held infectious control software company from 2010 to 2014 when the company was sold. Prior to this, he spent 21 years at Stryker Corporation where he led Stryker Europe from 2005 to 2009; Stryker UK, South Africa and Ireland from 2002 to 2005 and Stryker Medical from 1999 to 2002. Mr. Beyer previously served on the board of directors of Misonix, Inc. from May 2021 to October 2021, where he was a member of its audit committee. Mr. Beyer graduated from Kalamazoo College with a Bachelor of Arts in Economics, Western Michigan University with a Master of Business Administration in Finance and Harvard Business School’s Advanced Management Program.
Other Relevant Experience
Mr. Beyer was selected to serve on the Board because of his extensive experience in international healthcare markets, his previous service as a chief executive officer and his broad business and public company experience.

2021
Committee Memberships

•Audit and Risk

BIOVENTUS • 2024 Proxy Statement 16

Age	William A. Hawkins
70	Professional Highlights
Director Since
William A. Hawkins has served as a member of our Board since September 2020 and as Chairperson of our Board since September 2020. Mr. Hawkins is a Senior Advisor to EW Healthcare Partners, a leading growth equity firm investing in life sciences. From October 2011 to July 2015, Mr. Hawkins served as President and Chief Executive Officer of Immucor, Inc., a leading provider of transfusion and transplantation diagnostic products worldwide. Prior to that, Mr. Hawkins served in positions of increasing responsibility at Medtronic, Inc., a prominent medical technology company, from January 2001 to June 2011, most recently serving as its Chief Executive Officer from November 2007 to June 2011. Mr. Hawkins served as President and Chief Executive Officer of Novoste Corporation, a global leader in the field of vascular brachytherapy, from 1988 to 2001 and has also held several senior leadership positions at American Home Products (now known as Wyeth, LLC), J&J, Guidant Corp. and Eli Lilly and Co. Mr. Hawkins served as a member of the board of managers of BV LLC from January 2016 until the time of our IPO. Mr. Hawkins also currently serves on the board of directors of Biogen Inc. and MiMedx Group Inc., each a public biopharmaceutical company; and Baebies, Inc., Cirtec Medical Corp., Enterra Medical and Virtue Labs, LLC, each a privately-held life science company. Mr. Hawkins serves on the compensation committee of Biogen and chairs the ethics and compliance committee of MiMedx. Mr. Hawkins previously served on the Board of Directors of Avanos Medical, Inc. from 2015 to April 2021 and Immunor, Inc. from 2015 to 2021. Mr. Hawkins served on the Duke University Board of Trustees from 2011 to 2023, where he held the position of Vice Chairman, and was recently appointed Duke University Trustee Emeritus. Mr. Hawkins also previously served as the Chair of the Duke University Health System board of directors. He is currently a member of the board of directors of the North Carolina Biotechnology Center and the Focused Ultrasound Foundation Society. Mr. Hawkins holds a Master of Business Administration from the University of Virginia Darden School of Business and received a Bachelor of Science in electrical and biomedical engineering from Duke University.
Other Relevant Experience
Mr. Hawkins was selected to serve on the Board because of his experience in and knowledge of the life science industry from a commercial, operational and financial perspective, including his experience as a chief executive officer of a prominent publicly traded company in the medical device industry.

2020
Committee Memberships

•Nominating and Corporate Governance

BIOVENTUS • 2024 Proxy Statement 17

Age	Mary Kay Ladone
57	Professional Highlights
Director Since
Mary Kay Ladone has served as a member of the Board since July 2021. Ms. Ladone served as Senior Vice President, Corporate Development, Strategy and Investor Relations, of Hill-Rom Holdings, Inc. (“Hill-Rom”), a medical technology provider, from December 2018 to December 2021. Ms. Ladone previously served as Hill-Rom’s Vice President, Investor Relations, July 2016 to December 2018. Ms. Ladone served as Senior Vice President, Investor Relations, of Baxalta Inc. from 2015 to 2016 before joining Hill-Rom. Prior to Baxalta Inc., Ms. Ladone served in a variety of senior finance, business development and investor relations roles for Baxter International, Inc. Since March 2022, Ms. Ladone has also served on the board of directors of Inogen Inc., a publicly traded supplemental oxygen therapies provider, where she is a member of the audit and compensation committees. Ms. Ladone also serves on the board of directors of Kestra Medical Technologies, Inc., a privately held wearable medical device and digital healthcare company, where she has been the chair of the audit committee since September 2022. Ms. Ladone holds a Bachelor of Arts in Finance and Economics from the University of Notre Dame.
Other Relevant Experience
Ms. Ladone was selected to serve on the Board due to her significant finance and investor relations, talent management and M&A experience at large healthcare companies.

2021
Committee Memberships

•Audit and Risk
•Compensation

Age	Susan Stalnecker
71	Professional Highlights
Director Since
Susan M. Stalnecker has served as a member of the Board since September 2020. Ms. Stalnecker has been a Senior Advisor at Boston Consulting Group, a global management consulting firm, since March 2016. Ms. Stalnecker served as Vice President of E.I. duPont de Nemours and Co. (now known as DuPont de Nemours, Inc., or DuPont), a diversified science and innovations public company and leader in the fields of healthcare, electronics and transportation, from December 1976 until she retired in 2016. During her nearly 40-year career at DuPont, Ms. Stalnecker served in several senior leadership roles including Vice President, Treasurer & M&A; Vice President, Risk Management; Vice President, Government and Consumer Markets; and Vice President, Productivity & Shared Services. Ms. Stalnecker served as a member of the board of managers of BV LLC from November 2018 until the time of our IPO. Ms. Stalnecker also currently serves on the board of directors of Leidos Holding, Inc. and Optimum Funds McQuairie. She also serves on the audit & finance committee of Leidos Inc. and the audit committee of Optimum Funds McQuairie. From 2009 to 2023, Ms. Stalnecker served on the Board of Trustees of the Duke Health System, where she was a member of the compliance, audit and finance committees. Ms. Stalnecker holds a Master of Business Administration from The Wharton School of the University of Pennsylvania and received her Bachelor of Arts from Duke University.
Other Relevant Experience
Ms. Stalnecker was selected to serve on the Board because of her extensive experience as a financial expert, her investment experience, and her service as a director of other public companies.

2020
Committee Memberships

•Audit and Risk (Chairperson)

•Compliance, Ethics and Culture

BIOVENTUS • 2024 Proxy Statement 18

The current members of the Board who are Class I directors are as follows:

Name	Age	Served as a Director Since	Positions with Bioventus
Michelle McMurry-Heath	54	2022	Director
Guido J. Neels	75	2020	Director
Guy P. Nohra	63	2020	Director
The principal occupations and business experience, for at least the past five years, of each Class I director are as follows:

Age	Michelle McMurry-Heath
54	Professional Highlights
Director Since
Michelle McMurry-Heath MD, PhD has served as a member of the Board since January 2022. Dr. McMurry-Heath served as President and Chief Operating Officer of the Biotechnology Innovation Organization, a membership and advocacy organization focused on improving biotech research and applying biotech innovations to major healthcare challenges, from 2020 to 2022. Dr. McMurry-Heath was previously with J&J from 2014 to 2020, where she served as Global Head of Evidence Generation for Medical Device Companies, and then Vice President of Global External Innovation and Global Leader for Regulatory Sciences. Prior to her time at J&J, Dr. McMurry-Heath was a key science policy leader in government, conducting a comprehensive analysis of the National Science Foundation's policies, programs and personnel. President Obama then named her associate science director of the FDA's Center for Devices and Radiological Health where she served from 2010 to 2014. From 2005 to 2010, Dr. McMurry-Heath was Director of the Health, Biomedical Science and Society Policy Program at the Aspen Institute. Dr. McMurry-Heath began her career as a Senior Policy Advisor for Senator Joseph Lieberman for Health, Social, and Biomedical Innovation Policy from 2001 to 2004. She later served as a Robert Wood Johnson Health and Society Scholar at the University of California, San Francisco and Berkeley from 2004 to 2005 and a Macarthur Fellow, Global Health for the Council on Foreign Relations from 2004 to 2006. Dr. McMurry-Heath also serves on the board of directors at publicly traded PerkinElmer, where she is a member of the audit committee. Dr. McMurry-Heath received her M.D./Ph.D. in Immunology from Duke University's Medical Scientist Training Program, becoming the first African American to graduate from the prestigious program and her AB in Biochemistry from Harvard University.
Other Relevant Experience
Dr. McMurry-Heath was selected to serve on the Board because of her significant policy, regulatory, commercial health care and advocacy experience.

2022
Committee Memberships

•Compliance, Ethics and Culture (Chairperson)

BIOVENTUS • 2024 Proxy Statement 19

Age	Guido J. Neels
75	Professional Highlights

Guido J. Neels has served as a member of our Board since September 2020. Mr. Neels has been with EW Healthcare Partners (formerly Essex Woodlands), a healthcare growth equity and venture capital firm, since August 2006, where he has served as Operating Partner since 2013. Prior to joining EW Healthcare Partners, Mr. Neels served in a variety of management positions at Guidant Corporation, a developer of cardiovascular medical products. From July 2004 until retiring in November 2005, Mr. Neels served as Guidant’s Chief Operating Officer, where he was responsible for the global operations of Guidant’s four operating units: Cardiac Rhythm Management, Vascular Intervention, Cardiac Surgery and Endovascular Solutions. From December 2002 to July 2004, Mr. Neels served as Guidant’s Group Chairman, Office of the President, responsible for worldwide sales operations, corporate communications, corporate marketing, investor relations and government relations. In January 2000, Mr. Neels was named Guidant’s President, Europe, Middle East, Africa and Canada. In addition, Mr. Neels served as Guidant’s Vice President, Global Marketing, Vascular Intervention, from 1996 to 2000 and as Guidant’s General Manager, Germany and Central Europe, from 1994 to 1996. Mr. Neels served as a member of the board of managers of BV LLC from May 2012 until the time of our IPO. Mr. Neels also currently serves on the board of directors of Axogen, Inc. and is a member of its compensation committee. Mr. Neels previously served on the board of directors of Endologix, Inc. from December 2010 to June 2019 and on the board of directors of Entellus Medical from November 2009 to February 2018, each of which is a public company. Mr. Neels holds a Master of Business Administration from the Stanford University Graduate School of Business and received his Business Engineering degree from the University of Leuven in Belgium.
Other Relevant Experience
Mr. Neels was selected to serve on the Board because of his experience in the industry, familiarity with serving on the boards of public companies and his knowledge of our business.

Director Since
2020
Committee Memberships

•Compensation

Age	Guy P. Nohra
63	Professional Highlights

Guy P. Nohra has served as a member of the Board since September 2020. In March 1996, Mr. Nohra co-founded Alta Partners, a life sciences venture capital firm, and he has since been involved in the funding and development of numerous medical technology and life sciences companies. Mr. Nohra served as a member of the board of managers of BV LLC from May 2012 until the time of our IPO. Mr. Nohra currently serves as a member of the board of directors of Spiral Therapeutics, Inc., a private life sciences company. He also previously served on the board of directors of various public companies, including ATS Medical, Inc., Cutera, Inc., AcelRx Pharmaceuticals, Inc., and ZS Pharma, as well as several private companies, including Bionure, Inc., Sanifit Therapeutics S.A., Carbylan Biosurgery, Inc., Cerenis Therapeutics, Coapt Systems, Paracor Medical, Inc. and PneumRx. Mr. Nohra holds a Master in Business Administration from the University of Chicago and received his Bachelor of Arts in History from Stanford University.
Other Relevant Experience
Mr. Nohra was selected to serve on the Board because of his extensive experience in the life sciences industry, his investment and development experience, and his service as a director of other life sciences companies.

Director Since
2020

Committee Memberships
•Nominating and Corporate Governance

BIOVENTUS • 2024 Proxy Statement 20

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit and Risk Committee of the Board has appointed Grant Thornton as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of the appointment of Grant Thornton is not required, the Company values the opinions of its stockholders and believes that stockholder ratification of the appointment is a good corporate governance practice.
Grant Thornton also served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as the Company's auditors, providing audit and non-audit related services. A representative of Grant Thornton is expected to virtually attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Grant Thornton is not ratified by the stockholders, the Audit and Risk Committee will consider this fact when it appoints the independent auditors for subsequent fiscal years. Even if the appointment of Grant Thornton is ratified, the Audit and Risk Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the best interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors
The Board unanimously recommends a vote FOR the ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
BIOVENTUS • 2024 Proxy Statement 21

EQUITY COMPENSATION PLAN INFORMATION
The following table provides, as of December 31, 2023, equity compensation plan information for all plans under which equity securities are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options and rights (a)		Weighted- average exercise price of outstanding options and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected under column (a)) (4) (c)
Equity compensation plans approved by security holders (1)	6,133,276	(2)	$8.43	(3)	8,803,984
Equity compensation plans not approved by security holders (5)	279,075	(6)	$13.29	(3)	—
Total	6,412,351				8,803,984

(1)
Consists of the Bioventus Inc. 2021 Equity Incentive Plan (the "2021 Incentive Plan"), the Bioventus Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), and Bioventus Inc. 2023 Retention Equity Award Plan (the "2023 Retention Plan").

(2)
Includes 4,123,151 outstanding options to purchase shares of Class A common stock and 1,483,325 outstanding restricted stock units ("RSUs") under the 2021 Incentive Plan and 526,800 outstanding RSUs under the 2023 Retention Plan.

(3)	The weighted average exercise price in column (b) does not take into account outstanding RSUs, which do not have an exercise price.
(4)
Includes 7,843,854 shares of Class A common stock available for future issuance under the 2021 Incentive Plan, 73,200 shares of Class A common stock under the 2023 Retention Plan and 886,930 shares of Class A common stock available for future issuance under the 2021 ESPP. The number of shares of Class A common stock reserved for issuance under the 2021 Incentive Plan automatically increases on January 1 of each calendar year from January 1, 2022 through January 1, 2031, by that number of shares of Class A common stock equal to the lesser of (i) 4.5% of the shares of Class A common stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of Class A common stock as determined by the Board. The number of shares of Class A common stock reserved for issuance under the 2021 ESPP automatically increases on January 1 of each calendar year from January 1, 2022 through January 1, 2031, by that number of shares of Class A common stock equal to the lesser of (A) 1% of the shares of Class A common stock outstanding on the last day of the immediately preceding calendar year and (B) such smaller number of shares of Class A common stock as determined by the Board.

(5)
Consists of an inducement grant approved by our independent directors and made as an inducement material to our Senior Vice President, Chief Financial Officer, and Principal Accounting Officer of the Company entering into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

(6)	Includes 223,200 outstanding options to purchase shares of Class A common stock and 55,875 outstanding RSUs.
BIOVENTUS • 2024 Proxy Statement 22

Report of the Audit and Risk Committee of the Board of Directors

The Audit and Risk Committee has reviewed Bioventus’s audited financial statements for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and Bioventus’s independent registered public accounting firm. The Audit and Risk Committee has also received from, and discussed with, Bioventus’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit and Risk Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and Securities and Exchange Commission.
Bioventus’s independent registered public accounting firm also provided the Audit and Risk Committee with a formal written statement required by applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and Bioventus, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence. In addition, the Audit and Risk Committee discussed with the independent registered public accounting firm its independence from Bioventus.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit and Risk Committee recommended to the Board that the audited consolidated financial statements be included in Bioventus's Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Patrick J. Beyer
Mary Kay Ladone
Susan M. Stalnecker

BIOVENTUS • 2024 Proxy Statement 23

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes fees paid or billed to us by our independent registered public accounting firm, Grant Thornton, in connection with various services for each of the last two fiscal years.

	2023	2022
Audit Fees(1)	$2,056	$1,971
Audit-Related Fees(2)	—	45
Tax Fees	—	—
All Other Fees	—	—
(1)Audit fees are for services related to the annual audit of the Company’s consolidated financial statements, including the interim reviews of the Company’s quarterly financial statements, statutory audits of the Company’s foreign subsidiaries and consultations on accounting matters.
(2)Audit-related fees are related to audits of the Company’s employee benefit plans and due diligence services in connection with acquisitions.
Pre-approval policy and procedures
The Audit and Risk Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures pursuant to which audit and permissible non-audit services proposed to be provided by Grant Thornton may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Grant Thornton to render any audit, audit-related, tax or other service unless the service is either (i) explicitly approved by the Audit and Risk Committee (specific pre-approval) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (general pre-approval). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Risk Committee, or by a designated member of the Audit and Risk Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval.
Pre-approval fee levels or budgeted amounts for all services to be provided by Grant Thornton are established annually by the Audit and Risk Committee. Any proposed services exceeding these levels or amounts require specific pre-approval by the Audit and Risk Committee. For each fiscal year, the Audit and Risk Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services, and the total amount of fees for services classified as all other services.
Other than with respect to the annual audit of the Company’s consolidated financial statements, the chairperson of the Audit and Risk Committee is delegated the authority to pre-approve other audit services and all other services. The Audit and Risk Committee monitors the performance of all services provided by Grant Thornton and determines whether such services are in compliance with this Pre-Approval Policy.
Executive Officers

The following table sets forth the name, age and position(s) of each of our executive officers as of April 26, 2024:

Name	Age	Position(s)
Executive Officers
Robert E. Claypoole	52	President, Chief Executive Officer and Director
Mark Singleton	55	Senior Vice President and Chief Financial Officer
Anthony D’Adamio	63	Senior Vice President and General Counsel
Katrina Church	62	Senior Vice President and Chief Compliance Officer
See “Class III Directors (Terms to Expire at the Annual Meeting) for information with respect to Mr. Claypoole.
BIOVENTUS • 2024 Proxy Statement 24

Mark Singleton has served as the Company's Senior Vice President and Chief Financial Officer since March 2022. Mr. Singleton previously served as Vice President of Finance, Americas Strategic Business Units at Teleflex Inc. (“Teleflex”), a provider of specialty medical devices, from February 2021 to March 2022 and prior to that, served as Teleflex’s Vice President of Finance, Vascular Strategic Business Unit from 2014 to 2020. Prior to Teleflex, Mr. Singleton held multiple leadership roles at Lenovo Group Limited, a multinational technology company, including as Executive Director, Think Business Group Chief Financial Officer (2013-2014), Executive Director, Western Europe Chief Financial Officer (2011-2012), Executive Director, North America Chief Financial Officer (2007-2011) and Director, U.S. Finance Manager (2005-2007). Mr. Singleton received his Bachelor of Science from Purdue University and his Master of Business Administration from Duke University, Fuqua School of Business.
Anthony D’Adamio has served as the Company's Senior Vice President and General Counsel since August 2017. Previously, Mr. D’Adamio was General Counsel and Secretary at Siemens Healthcare (now known as Siemens Healthineers AG) from January 2010 to August 2017 and served as Deputy General Counsel and Secretary of Siemens Healthcare Diagnostics from January 2007 to January 2010. Prior to that, Mr. D’Adamio was Senior Counsel within the Diagnostics Division of Bayer Healthcare LLC (now known as Siemens Healthineers Diagnostics) from January 2001 to December 2006. Mr. D’Adamio began his legal career at the law firm of Bond, Schoeneck & King before taking corporate legal positions with companies within the health insurance, pharmaceutical and biotechnology industries, including Group Health Incorporated, Quest Diagnostics and Covance Inc. Mr. D’Adamio holds a Juris Doctor from Howard University School of Law and a Bachelor of Arts from the State University of New York at Binghamton.
Katrina Church has served as the Company's Chief Compliance Officer since August 2020. Prior to joining us, Ms. Church served in corporate counsel and compliance roles within the Merz Group of companies, most recently as Global Compliance Officer for Merz Pharma GmbH & Co KGaA, a privately-held pharmaceutical company, from March 2015 to August 2020. From June 1998 to December 2008, Ms. Church was Executive Vice President and General Counsel of Connetics Corporation, a specialty pharmaceutical company that was acquired by Stiefel Laboratories, Inc. in 2008. Ms. Church began her career as an attorney at Hopkins & Carley, a San Jose-based law firm. In 2020, Ms. Church was nominated for several industry awards for compliance training and received the 2020 Women in Compliance Award for “Most Impactful Compliance Training Programme of the Year” and the Brandon Hall 2020 Gold Medal for Excellence in Training. Ms. Church holds a Juris Doctor from New York University School of Law and a Bachelor of Arts in Comparative Literature from Duke University.
Corporate Governance

General
The Company's business and affairs are managed under the direction of its Board of Directors. The Board has adopted Corporate Governance Guidelines, a Code of Compliance and Ethics, and charters for its Audit and Risk Committee, Compensation Committee, Compliance, Ethics and Culture Committee and Nominating and Corporate Governance Committee to assist it in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access the current Committee charters, Corporate Governance Guidelines, and Code of Compliance and Ethics in the “Documents and Charters” section under the “Corporate Governance” section of the “Investors” page of the Company's website located at www.bioventus.com, or by writing to the Secretary at the Company's offices at 4721 Emperor Blvd., Ste. 100, Durham, North Carolina 27703.
BIOVENTUS • 2024 Proxy Statement 25

Board Composition
If the Board’s nominees are elected and the Declassification Charter Amendment is approved at the Annual Meeting, then the Board will be divided into two classes of directors as follows:
•Class I (“New Class I”), consisting of Robert E. Claypoole, Philip G. Cowdy, Michelle McMurry-Heath, Guido J. Neels, Guy P. Nohra and Martin P. Sutter, whose term will expire at the 2025 Annual Meeting and subsequent term will expire at the 2026 Annual Meeting; and
•Class II, consisting of John A. Bartholdson, Patrick J. Beyer, William A. Hawkins, Mary Kay Ladone, and Susan M. Stalnecker. The Class II directors’ term will continue to expire at the 2026 Annual Meeting.
If Proposal I is approved, then at each annual meeting of stockholders, the respective successors to directors whose terms then expire will be elected to serve for one-year terms. This phased-in approach to declassification will result in the discontinuation of our classified Board and all directors being nominated annually for one-year terms by the 2026 Annual Meeting.
If the Board’s nominees are elected and the Declassification Charter Amendment is not approved at the Annual Meeting, the Board will continue to be divided into three classes with staggered, three-year terms. The class structure will continue as follows:
•Class III, consisting of Robert E. Claypoole, Philip G. Cowdy and Martin P. Sutter, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2027 Annual Meeting;
•Class II, consisting of John A. Bartholdson, Patrick J. Beyer, William A. Hawkins, Mary Kay Ladone and Susan M. Stalnecker, whose term will expire at the 2026 Annual Meeting and whose subsequent term will expire at the 2029 Annual Meeting; and
•Class I, consisting of Michelle McMurry-Heath, Guido J. Neels, and Guy P. Nohra, whose term will expire at the 2025 Annual Meeting and whose subsequent term will expire at the 2028 Annual Meeting.
Our Charter and Bylaws currently provide that, subject to the Stockholders Agreement, the authorized number of directors may be changed from time to time by the Board. If the Declassification Charter Amendment is not approved at the Annual Meeting, the division of the Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Currently, our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. If the Declassification Charter Amendment is approved, then effective with the 2026 Annual Meeting and pursuant to Delaware law, the directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of our outstanding voting stock entitled to vote in the election of directors.
Below is a matrix of the Board’s diversity as of April 26, 2024:

Board Diversity Matrix (as of April 26, 2024)
Total Number of Directors			11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	8	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	8	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			0
BIOVENTUS • 2024 Proxy Statement 26

CORPORATE GOVERNANCE
Director Independence
The Board undertook a review of the independence of the directors and considered whether any director has a material relationship with the Company that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. The Board has affirmatively determined that Mr. Bartholdson, Mr. Beyer, Mr. Hawkins, Mr. Cowdy, Ms. Ladone, Dr. McMurry-Heath, Mr. Neels, Mr. Nohra, Mr. Sutter, and Ms. Stalnecker are each an “independent director,” as defined under the rules of Nasdaq Stock Market LLC (the “Nasdaq Rules”). In making these determinations, the Board considered the current and prior relationships that each director has with our Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our Common Stock by each director, and the transactions involving them described in the section “Certain Relationships and Related Person Transactions” below.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. In connection with the search for a new President and Chief Executive Officer for the Company, the Board conducted a competitive bid process to choose an executive search firm to help the Board identify and evaluate qualified candidates. Following such process, the Board retained consulting firm Spencer Stuart and formed a special selection committee to conduct the search. Spencer Stuart identified several qualified candidates for the position of President and Chief Executive Officer of the Company. The members of the special committee interviewed all final qualified candidates and recommended to the Nominating and Corporate Governance Committee, and ultimately to the Board, that Mr. Claypoole be appointed as President, Chief Executive Officer and member of the Board because of the breadth of his experience across multiple global medical device markets and his extensive expertise in driving commercial and operational excellence, accelerating innovation, driving organizational efficiencies, and enhancing go-to-market strategies. The Board unanimously approved the appointment of Mr. Claypoole as President, Chief Executive Officer, and a member of the Board, effective January 10, 2024. Mr. Sutter and Mr. Neels were designated to serve on our Board by the Essex Stockholders. Mr. Cowdy was designated to serve on the Board by the S+N Stockholders.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
BIOVENTUS • 2024 Proxy Statement 27

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Bioventus Inc., 4721 Emperor Blvd. Ste. 100, Durham, North Carolina 27703. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he or she considers appropriate.
Communications are forwarded to the Board or individual directors, as applicable, if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Bioventus Inc., 4721 Emperor Blvd. Ste. 100, Durham, North Carolina 27703.
Board Leadership Structure and Role in Risk Oversight
The Board exercises its discretion in combining or separating the roles of Chairperson of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Company believes that it, like many U.S. companies, is well-served by a flexible leadership structure. Currently, the roles are separated, with Mr. Hawkins continuing to serve as Chairperson of the Board (a position he has held since September 2020) and, effective January 2024, Mr. Claypoole serving as President and Chief Executive Officer (and Mr. Bihl serving as Interim Chief Executive Officer from April 2023 to January 2024). The Board has determined that separating the roles of Chairperson of the Board and Chief Executive Officer continues to be best for the Company and its stockholders because it allows Mr. Claypoole to focus on the day-to-day operation of the business and allows Mr. Hawkins to focus on Board-related matters. However, the Board will continue to consider whether the positions of Chairperson of the Board and Chief Executive Officer should be combined or separated at any given time as part of our succession planning process.
The Corporate Governance Guidelines provide that, if the Chairperson of the Board is a member of management or does not otherwise qualify as independent, the independent directors of the Board may elect a Lead Director whose responsibilities would include: presiding over all meetings of the Board at which the Chairperson is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairperson of the Board. The Corporate Governance Guidelines further provide the flexibility for the Board to modify our leadership structure in the future as it deems appropriate. The Company currently does not have a Lead Director as the Chairperson qualifies as an independent director.
One of the key functions of the Board is informed oversight of the Company's risk management process. The Board has delegated to the Audit and Risk Committee oversight of the Company’s enterprise risk assessment and management processes, including oversight of the Company’s financial and cybersecurity risks. Management quarterly presents to the Audit and Risk Committee on cyber and information security. The Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines. The Compensation Committee assesses and monitors whether any of the Company's compensation policies and programs has the potential to encourage excessive risk-taking. The Compliance, Ethics and Culture Committee is responsible for oversight of legal, compliance, and regulatory risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.
BIOVENTUS • 2024 Proxy Statement 28

Code of Compliance and Ethics
The Company has a written Code of Compliance and Ethics that applies to its directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code is posted on the Company's website, www.bioventus.com under the “Corporate Governance” section of the “Investors” page. In addition, the Company intends to post on its website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code.
Anti-Hedging Policy
The Board has adopted an Insider Trading Compliance Policy, which applies to all of the directors, officers and employees. The policy prohibits directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. This policy applies whether such securities were granted as compensation or are otherwise held, directly or indirectly by the applicable individual or entity.
Compensation Recovery Policy
In September 2023, the Board adopted the Bioventus, Inc. Compensation Recovery Policy (“Recovery Policy”) to comply with the clawback rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act which added a new Section 10D to the Securities Exchange Act of 1934. The Compensation Recovery Policy requires the Company to seek the return, repayment, or forfeiture of any cash or equity-based incentive compensation payment or award made or granted to any current or former executive officer of the Company during the three completed fiscal years immediately preceding the date on which the Company is required to prepare a restatement of its financial statements due to material noncompliance of the Company with any financial reporting requirement under the federal securities laws (a “Restatement”), if: (i) the payment or award was granted, earned or vested based wholly or in part upon the attainment of a restated Company financial reporting measure (including, without limitation, company stock price, total shareholder return, global revenues, net income, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted global EBITDA, funds from operations, liquidity measures, returns measures and earnings measures); and (ii) a lower payment or award would have been made or granted to the executive officer based upon the restated financial results had there not been a Restatement. In each such instance, the amount required to be returned, repaid, or forfeited will be the amount by which the executive officer’s payment or award for the relevant period exceeded the lower payment or award that would have been made or granted based on the restated results (“Recoupment Amount”). The Recoupment Amount shall be computed without regard for any taxes paid and any recoupment pursuant to this Recovery Policy will be made on a “no fault” basis, without regard to whether any misconduct occurred or the executive may be deemed responsible for the noncompliance that resulted in the accounting restatement.
Attendance by Members of the Board of Directors at Meetings
There were 18 meetings of the Board during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under the Corporate Governance Guidelines, which are available on the Company's website at www.bioventus.com (in “Documents & Charters” under the “Corporate Governance” section of the “Investors” page), a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairperson of the Board or the Chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. The majority of our then-current directors attended the 2023 annual meeting of stockholders, namely Mr. Bartholdson, Mr. Bihl, Mr. Hawkins, Ms. Ladone, Dr. McMurry-Heath, Mr. Neels, Mr. Nohra and Ms. Stalnecker.

BIOVENTUS • 2024 Proxy Statement 29

Committees of the Board

The Board has established four standing committees—Audit and Risk, Compensation, Compliance, Ethics and Culture and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by the Board.
The members of each of the Board committees and committee Chairpersons as of April 26, 2024, are set forth in the following chart.

Name	Audit and Risk	Compensation	Compliance, Ethics and Culture	Nominating and Corporate Governance
John A. Bartholdson		Chairperson	X
Patrick J. Beyer	X
Philip G. Cowdy				X
William A. Hawkins				X
Mary Kay Ladone	X	X
Michelle McMurry-Heath			Chairperson
Guido J. Neels		X
Guy P. Nohra				X
Susan M. Stalnecker	Chairperson		X
Martin P. Sutter				Chairperson
Audit and Risk Committee
The Board has a separately designated standing Audit and Risk Committee which consists of Patrick J. Beyer, Mary Kay Ladone and Susan M. Stalnecker, with Ms. Stalnecker serving as Chairperson. Each of the members of the Audit and Risk Committee meet the definition of “independent director” under the Nasdaq Rules, including those related to audit committee membership, and under Rule 10A-3 promulgated under the Exchange Act. In addition, the Board has determined that Ms. Stalnecker qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K and that each member of the Audit and Risk Committee is able to read and understand fundamental financial statements.
Our Audit and Risk Committee’s responsibilities include:
•appointing, evaluating, approving the compensation of, and assessing the independence of our registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•coordinating the Board’s oversight of the Company's internal control over financial reporting and disclosure controls and procedures;
•overseeing the Company’s enterprise risk assessment and management processes;
•overseeing the performance of the Company’s internal audit function;
•meeting independently with the Company's internal auditing staff, independent registered public accounting firm and management;
•reviewing and approving or ratifying any related person transactions;
•periodically reviewing our investment policy; and
•preparing the audit committee report required by the SEC rules (which is included on page 23 of this proxy statement).
The Audit and Risk Committee charter is available on the Company's website, located at www.bioventus.com, in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page of the website.
The Audit and Risk Committee met 9 times in 2023.
BIOVENTUS • 2024 Proxy Statement 30

Compensation Committee
The Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. The members of the Compensation Committee are John A. Bartholdson, Mary Kay Ladone, and Guido J. Neels, with Mr. Bartholdson serving as Chairperson since October 1, 2023. Prior to that time, Ms. Ladone, Mr. Neels and Mr. Nohra served on the Compensation Committee, with Mr. Nohra serving as Chairperson. Each person while serving as a member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
In fulfilling its purpose, the Compensation Committee has the following principal duties:
•reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•administration of the Company's Recovery Policy;
•overseeing and administering the Company's cash and equity incentive plans;
•reviewing and making recommendations to the Board with respect to director compensation;
•reviewing and discussing annually with management the Company's “Compensation Discussion and Analysis,” to the extent required;
•retaining or obtaining the advice of compensation consultants, counsel or other advisors as it deems necessary or appropriate to carry out its responsibilities;
•working with the Chief Executive Officer to evaluate succession plans for the Chief Executive Officer and other executive officers; and
•preparing the annual compensation committee report, to the extent required by SEC rules.
The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Company's website at www.bioventus.com in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee has engaged Radford, a subdivision of AON Consulting, Inc., a compensation consulting firm (“Radford”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process in 2023, the Compensation Committee reviewed a compensation assessment provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss our executive and non-employee director compensation and to receive input and advice. Radford reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and has determined that Radford’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The Compensation Committee met 8 times during 2023.
Compliance, Ethics and Culture Committee
The Compliance, Ethics and Culture Committee’s responsibilities include:
•overseeing and maintaining an open line of communication with the Chief Compliance Officer; and the Company's Senior Vice President and General Counsel;
•reviewing, approving and overseeing the implementation of the annual Global Compliance Program; and
•overseeing the Company’s product quality management system.
The Compliance, Ethics and Culture Committee charter is available on the Company's website, www.bioventus.com, in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page. The members of the Compliance, Ethics and Culture Committee are John A. Bartholdson, Michelle McMurry-Heath and Susan Stalnecker, with Dr. McMurry-Heath serving as Chairperson. Mr. Bartholdson joined the Compliance, Ethics and Culture Committee on October 1, 2023 at which time William A. Hawkins resigned from the Committee.
The Compliance, Ethics and Culture Committee met 4 times in 2023.
BIOVENTUS • 2024 Proxy Statement 31

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include:
•identifying individuals qualified to become members of the Board;
•recommending to the Board the persons to be nominated for election as directors and to be appointed to each Board committee;
•retaining search firms as it deems necessary or appropriate;
•as relevant, recommending whether the Board should request the resignation of a director from the Board in accordance with the Company’s Corporate Governance Guidelines;
•reviewing and assessing the adequacy of the Company’s Corporate Governance Guidelines; and
•overseeing a periodic evaluation of the Board’s leadership structure and overseeing periodic self-evaluations of the Board.
The Nominating and Corporate Governance Committee charter is available on the Company's website, www.bioventus.com, in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page. The members of the Nominating and Corporate Governance Committee are Philip G. Cowdy, William A. Hawkins, Guy P. Nohra, and Martin P. Sutter, with Mr. Sutter serving as Chairperson. Mr. Hawkins and Mr. Nohra joined the Nominating and Corporate Governance Committee on October1, 2023 at which time Michelle McMurry-Heath resigned from the Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or to consider director candidates recommended by the stockholders.
The Nominating and Corporate Governance Committee met 3 times in 2023.
BIOVENTUS • 2024 Proxy Statement 32

Executive and Director Compensation

Executive Compensation
This section discusses the material components of the executive compensation program for the Company's executive officers who are named in the “2023 Summary Compensation Table” below. In 2023, the “named executive officers” of the Company and their positions were as follows:
•Anthony Bihl, III, Former Interim Chief Executive Officer, who joined the Company effective April 5, 2023 and resigned from the Company effective January 10, 2024;
•Kenneth M. Reali, Former Chief Executive Officer, whose employment with the Company terminated effective April 4, 2023;
•Mark Singleton, Senior Vice President and Chief Financial Officer; and
•Anthony D’Adamio, Senior Vice President and General Counsel.
2023 Summary Compensation Table
The following table sets forth summary information concerning the compensation of our named executive officers for the years ended December 31, 2022 and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)(6)		Total ($)
Anthony Bihl, III	2023	$559,649	$74	$88,160	$91,080	$850,508	$24,637	(5)	$1,614,108
Former Interim Chief Executive Officer
Kenneth M. Reali	2023	193,151	548,808	—	—	—	578,013	(5)	1,319,972
Former Chief Executive Officer	2022	737,397	—	1,454,406	2,181,133	—	22,297	(6)	4,395,233
Mark Singleton	2023	452,438	82,013	253,140	65,048	184,001	21,593	(5)	1,058,233
Senior Vice President &	2022	336,932	—	990,105	1,124,928	—	10,488	(6)	2,462,453
Chief Financial Officer
Anthony D'Adamio	2023	434,700	98,977	169,519	49,624	151,276	20,422	(5)	924,518
Senior Vice President &
General Counsel
(1)Amounts reflect annual base salary earned with respect to 2023 for Mr. Bihl and Mr. D’Adamio, and 2022 and 2023 for Mr. Reali and for Mr. Singleton.
(2)Amounts listed under the Bonus column include $548,808 paid as the 2023 component of Mr. Reali’s bonus as described in his separation agreement, $81,943 paid to Mr. Singleton as the second portion of a hiring signing bonus, $98,877 paid to Mr. D’Adamio as a retention bonus, and a holiday bonus of $50 grossed up and paid to all Durham employees including the named executive officers.
(3)Amounts reflect the aggregate grant date fair value of the RSUs or option awards computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 7 – Equity-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the RSUs or stock options, the exercise of the stock options, or the sale of the common stock underlying such RSUs or stock options.
(4)Amounts reflect the annual performance-based cash incentives earned by our named executive officers in 2023 based on achievement of corporate and personal performance objectives. For the 2023 non-equity incentive plan compensation for Mr. D’Adamio and Mr. Singleton, 50% of the earned compensation was paid in cash, and the remaining 50% of the compensation was paid in RSUs. For the equity portion, the award value was increased by 25% under the terms of the AIP, as further described below. The RSUs were granted on March 15, 2024, will vest on June 15, 2024, and are accounted for in accordance with ASC Topic 718, so therefore are not included in the 2023 Summary Compensation Table.
(5)2023: Amounts reflect (i) $10,867, $8,088, $13,854, and $6,688 in matching 401(k) contributions made by us to the 401(k) accounts of Mr. Bihl, Mr. Reali, Mr. Singleton, and Mr. D’Adamio, respectively, (ii) $5,633, $2,646, $9,812 in 401(k) true-ups made by us to the 401(k) accounts for Mr. Bihl, Mr. Singleton, and Mr. D’Adamio, respectively, (iii) life insurance premiums paid for Mr. Bihl, Mr. Reali, Mr. Singleton and Mr. D’Adamio, equal to $684, $252, $840, $814, respectively, (iv) contributions made by us to the Health Savings Accounts of Mr. Reali and Mr. Singleton equal to $404 and $1,500, respectively, (v) individual disability insurance premiums paid for Mr. Bihl, Mr. Reali, Mr. Singleton, and Mr. D’Adamio equal to $7,453, $4,039, $2,754 and $3,108, respectively, and (vi) $16,423 in COBRA payments for Mr. Reali, made in connection with his separation from the Company, and (vii) $548,808 in payments to Mr. Reali, made in connection with his separation from the Company.
BIOVENTUS • 2024 Proxy Statement 33

(6)2022: Amounts reflect (i) $15,250 in matching 401(k) contributions and true-ups made by us to the 401(k) account of Mr. Reali and $6,946 in matching 401(k) contributions and true-ups made by us to the 401(k) account of Mr. Singleton, (ii) reimbursement of cellular telephone expenses to Messrs. Reali, and Singleton equal to $1,584, and $1,080, respectively, (iii) life insurance premiums paid for Mr. Reali and Mr. Singleton, equal to $936 and $619, respectively, (iv) contributions made by us to the Health Savings Accounts of Mr. Reali and Mr. Singleton equal to $1,500 and $1,154, respectively, (v) payment of premiums made by us under a Long Term Disability Bridge Plan for Mr. Reali and Mr. Singleton, equal to $3,029 and $688, respectively.
Narrative to Summary Compensation Table
2023 Salaries
The named executive officers were entitled to receive a base salary in 2023 to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the named executive officer’s skill set, experience, role and responsibilities. The annual base salaries payable to Mr. Bihl, Mr. Reali, Mr. Singleton, and Mr. D’Adamio for 2023 were $751,000 (of which $559,649 was earned during 2023), $750,000 (of which $193,151 was earned prior to his termination), $460,000 (which increased from $430,000 on April 3, 2023) and $434,700, respectively.
2023 Incentive Bonuses
With respect to their services in 2023, Mr. Bihl, Mr. Singleton, and Mr. D’Adamio were eligible to earn an annual performance-based cash bonus pursuant to the 2023 Global Annual Incentive Plan (the “AIP"). Bonuses eligible to be earned by our named executive officers under the AIP were based upon weighted minimum, target and maximum achievement of both business and personal performance measures. The AIP objective business measures in 2023 were (1) Global Revenue, (2) Adjusted Global EBITDA, and (3) Quality. The personal performance portion of the awards were based on the named executive officers’ performance, as reviewed and approved by the Compensation Committee.
Mr. Bihl’s target incentive for 2023 was 100% of his eligible earnings (as defined under the AIP), Mr. Singleton's was 50% of his eligible earnings through April 3, 2023 and 60% of his eligible earnings for the remainder of 2023, and Mr. D’Adamio's was 50% of his eligible earnings.
Objective business measures and personal performance were weighted as 80% and 20%, respectively, of the annual bonuses under the AIP. Possible payouts for the objective business measures under the AIP ranged from 50% for minimum achievement, 100% for target achievement, to 200% for maximum achievement. The personal performance component of the award amount ranged from up to 50% for minimum achievement, up to 100% for target achievement, up to 200% for maximum achievement.
For 2023, the achievement percentage for the objective business measures for Mr. Bihl, Mr. Singleton and Mr. D'Adamio was determined to be 111%. The achievement percentage for the personal performance component was determined to be 200% for Mr. Bihl, 150% for Mr. Singleton and 140% for Mr. D’Adamio.
For 2023, the incentive payment earned was designed to be paid in two portions, split between cash and stock. Mr. Bihl’s award was paid entirely in cash, as he was no longer an employee at the time of grant. For Mr. Singleton and Mr. D’Adamio, 50% of the approved award was paid in cash, or $184,001 and $151,276 respectively, and 50% of the approved award was uplifted by 25% before issuing the award as a short-term RSU pursuant to the terms of the AIP, or $230,001 and $189,095 of RSUs, respectively. These RSU awards were granted on March 15, 2024 and will vest on June 15, 2024, subject to the executives’ continued employment with us. The grant was calculated using the closing stock price on March 15, 2024 of $5.45. Mr. Singleton received an RSU grant of 42,202 shares and Mr. D’Adamio received an RSU grant of 34,696 shares.
Equity-Based Compensation
2021 Incentive Plan
In connection with our IPO, the Board adopted (and our stockholders approved) the 2021 Incentive Plan in order to facilitate the grant of cash and equity incentives to the Company's non-employee directors, employees (including the named executive officers) and consultants and employees and consultants of the Company's subsidiaries and to enable the Company and its subsidiaries to obtain and retain the services of these individuals, which is essential to our long-term success. During 2023, Mr. Bihl, Mr. Singleton, and Mr. D’Adamio received $105,653, $75,456 and $57,564 in options under the 2021 Incentive Plan, respectively. In 2023, Mr. Bihl, Mr. Singleton, and Mr. D’Adamio received $88,160, $60,320, and $46,052 in RSUs under the 2021 Incentive Plan, respectively.
BIOVENTUS • 2024 Proxy Statement 34

2021 ESPP
In connection with our IPO, we adopted the 2021 ESPP, in which all of our employees, including our named executive officers, who satisfy certain eligibility requirements may participate. The 2021 ESPP is comprised of two distinct components in order to provide increased flexibility to grant options to purchase shares under the 2021 ESPP. Specifically, the 2021 ESPP authorizes (1) the grant of options to employees that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code, and (2) the grant of options that are not intended to be tax-qualified under Section 423 of the Code to facilitate participation for employees who are not eligible to benefit from favorable U.S. federal tax treatment and, to the extent applicable, to provide flexibility to comply with non-U.S. laws and other considerations. As of December 31, 2023, 11 offering periods had been completed under the 2021 ESPP.
2023 Retention Equity Award Plan
The Board adopted (and our stockholders approved) the 2023 Retention Equity Award Plan (“2023 Plan”) in order to retain and motivate critical employees of the Company over the short-term, including primarily employees at director level and above (which comprise executive management of the Company as well as other key employees), to further align their interests with those of the Company’s stockholders and contribute to the successful performance of the Company. RSU awards granted under the 2023 Plan vest one-half on the 12-month anniversary of the vesting commencement date, with the remaining 50% of the awards vesting on the 18-month anniversary of the vesting commencement date, subject to continued employment. During 2023, Mr. Singleton and Mr. D’Adamio received $192,820 and $123,467 in RSUs under the 2023 Plan, respectively.
Executive Compensation Arrangements
Employment Letters
In connection with our IPO, we entered into new employment agreements with Messrs. Reali and D’Adamio, effective as of February 11, 2021. We entered into a revised employment agreement with Mr. Singleton effective as March 21, 2022. We entered into an employment agreement with Mr. Bihl effective as of April 5, 2023. Pursuant to their respective employment letters, Mr. Bihl served as Interim Chief Executive Officer and a member of our Board, Mr. Reali served as Chief Executive Officer and a member of our Board, Mr. Singleton serves as Chief Financial Officer, and Mr. D’Adamio serves as General Counsel.
Severance
Under the employment agreements with Messrs. Singleton and D’Adamio, upon a termination without cause or resignation by the named executive officer with good reason, Messrs. Singleton and D’Adamio are entitled to (i) twelve months’ base salary payable in equal installments over the twelve month period following such termination, (ii) 100% of target annual cash incentive payable in equal installments over the twelve month period following such termination, and (iii) payment of COBRA premiums for the first twelve months of coverage following termination of employment. Additionally, upon a termination without cause or resignation by the named executive officer with good reason within the 24 month period following a change in control, Messrs. Singleton and D’Adamio are entitled to (i) eighteen months’ base salary payable in a lump sum within 60 days following such termination, (ii) 150% of target annual cash incentive payable in a lump sum within 60 days following such termination, (iii) a lump sum payment equal to eighteen months of COBRA premiums within 60 days following such termination, and (iv) full vesting acceleration of all equity awards. These severance payments will be conditioned upon execution and delivery of a release and compliance with the restrictive covenants described below in “—Restrictive Covenants.”
Effective April 4, 2023, Mr. Reali's employment with the Company terminated. Under the Separation Agreement and Release entered into between the Company and Mr. Reali, dated April 4, 2023, Mr. Reali’s separation from the Company was treated as a termination without cause under his employment agreement. Pursuant to the Separation Agreement, Mr. Reali is entitled to severance benefits including (i) payment of his annual base salary for eighteen months following April 5, 2023 (the “Severance Period”); (ii) 150% of his target annual bonus for 2023 payable in equal installments over the Severance Period; and (iii) payment of COBRA premiums for medical and dental insurance coverage during the Severance Period. The foregoing will be subject to continued compliance with existing restrictive covenants under his employment agreement with the Company and execution and non-revocation of a release of claims. In addition, pursuant to Mr. Reali’s equity award agreements with the Company, all of his outstanding unvested RSUs were forfeited upon his separation from the Company and Mr. Reali had three months following his separation from the Company to exercise any options that were vested and exercisable as of April 4, 2023. He did not exercise these options.
BIOVENTUS • 2024 Proxy Statement 35

Effective January 10, 2024, Mr. Bihl's employment with the Company terminated. On January 9, 2024, the Board approved the acceleration of vesting of all of the outstanding and unvested equity awards Mr. Bihl, effective immediately. The equity awards, which were granted in connection with Mr. Bihl’s appointment as the Company’s Interim President and Chief Executive Officer in April 2023, were to vest in April 2024, subject to continued employment, and provided for acceleration of vesting at the discretion of the Board and/or the Board’s Compensation Committee. Mr. Bihl had three months following his separation from the Company to exercise any options that were vested and exercisable and he exercised such options in March 2024.
Restrictive Covenants
In connection with their employment agreements, the Company entered into post-employment restrictive covenants with Messrs. Reali and D’Adamio, effective as of February 11, 2021, and with Mr. Singleton, effective as of March 21, 2022, and with Mr. Bihl effective as of April 5, 2023 including twelve-month (and eighteen months in the case of Mr. Reali and Mr. Bihl) non-competition and non-solicitation obligations (increased to eighteen-months (and twenty-four months in the case of Mr. Reali and Mr. Bihl) in the event a named executive officer receives change in control severance, as described above) and perpetual confidentiality and non-disparagement obligations.
Other Elements of Compensation
Retirement Plans
The Company currently maintains a 401(k) retirement savings plan (the "401(k) plan") in which all of its employees, including the named executive officers, who satisfy certain eligibility requirements may participate. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax and post-tax basis through contributions to the 401(k) plan. Under the terms of the 401(k) plan, the Company currently makes non-discretionary matching contributions equal to 100% of the first four percent and 50% of the next two percent of the employee’s eligible compensation. Further, the Board has discretion under the 401(k) plan to provide for (i) annual discretionary matching contributions based on eligible compensation contributed by each employee and (ii) discretionary non-elective contributions in an amount determined by the Board at year end, subject to continued employment through year end. We believe that providing a vehicle for tax-deferred retirement savings though the 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including the named executive officers, in accordance with the Company's compensation policies. We anticipate that our employees will continue to be eligible to participate in a 401(k) plan maintained by us.
Employee Benefits
All of the Company's full-time employees and working partners, including the named executive officers, are eligible to participate in health and welfare plans maintained by us, including:
•medical, dental and vision benefits;
•medical flexible spending accounts and health savings account;
•short-term and long-term disability insurance;
•basic life and accidental death & dismemberment insurance; and
•group accident, critical illness and hospital indemnity plans.
The named executive officers participate in these plans on the same basis as other eligible employees. The Company does not maintain any supplemental health and welfare plans for our named executive officers. The Company reimbursed the named executive officers for the full cost of their personal cellular phones. The Company believes the benefits described above are necessary and appropriate to provide a competitive compensation package to the named executive officers.
Section 280G
The employment agreements the Company entered into with the named executive officers, provide that in the case of their receipt of any payments in connection with a change in control (as defined in the employment letter or agreement), or that would otherwise be considered an “excess parachute payment” within the meaning of Section 280G of the Code, such payments will be reduced to the maximum amount that does not trigger the excise tax imposed by Section 4999 of the Code if the named executive officer would be better off on a net after-tax basis with such reduction.
BIOVENTUS • 2024 Proxy Statement 36

Outstanding Equity Awards at 2023 Fiscal Year End
The following table summarizes the number of outstanding options and RSUs for our named executive officers as of December 31, 2023. For additional information about the outstanding equity awards granted to our named executive officers, please see the sections titled “—Equity-based compensation” and "—Severance" above.

		Option Awards				Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market Value of shares or units that have not vested ($)
Kenneth M. Reali
Former Chief Executive
Officer	—	—	—	—	—	—	—
Anthony Bihl
Interim Chief Executive	04/10/2023(1)	—	198,000	1.16	04/10/2033	—	—
Officer	04/10/2023(1)	—	—	—	—	76,000	400,520	(8)
Mark Singleton	04/04/2022(2)	55,800	167,400	13.29	04/03/2032	—	—
Senior Vice President &	04/04/2022(2)	—	—	—	—	55,875	294,461	(8)
Chief Financial Officer	04/10/2023(3)	—	135,800	1.16	04/10/2033	—	—
	04/10/2023(3)	—	—	—	—	52,000	274,040	(8)
	06/20/2023(4)	—	—	—	—	62,000	326,740	(8)
Anthony D'Adamio	02/11/2021(5)	84,050	84,050	13.00	02/10/2031	—	—
General Counsel	03/31/2021(6)	4,750	4,750	15.23	03/31/2031	—	—
	03/14/2022(7)	24,033	72,100	12.66	03/14/2032	—	—
	03/14/2022(7)	—	—	—	—	26,658	140,488	(8)
	04/10/2023(3)	—	103,600	1.16	04/10/2033	—	—
	04/10/2023(3)	—	—	—	—	39,700	209,219	(8)
	06/20/2023(4)	—	—	—	—	39,700	209,219	(8)
(1)Mr. Bihl’s stock options and restricted stock units granted under the 2021 Incentive Plan were accelerated by the Board and vested on January 9, 2024.
(2)Mr. Singleton’s grants vest in four equal installments on each of the first four anniversaries of March 21, 2022.
(3)The stock options and restricted stock units granted under the 2021 Incentive Plan vest in four equal installments on each of the first four anniversaries of April 10, 2023.
(4)The restricted stock units vest 50% on the twelve-month anniversary of the date of grant, and the remaining 50% vest on the eighteenth-month anniversary of the date of grant.
(5)Mr. D’Adamio’s stock options granted under the 2021 Incentive Plan vest in four equal installments beginning on the first anniversary of the grant date.
(6)Mr. D’Adamio’s stock options granted under the 2021 Incentive Plan vest in four equal installments beginning on April 1, 2022.
(7)Mr. D’Adamio’s stock options and restricted stock units granted under the 2021 Incentive Plan vest in four approximately equal installments beginning on March 14, 2023.
(8)Amounts are calculated based on multiplying the number of shares shown in the table by the per share closing price of our Class A common stock on December 29, 2023, which was $5.27.
BIOVENTUS • 2024 Proxy Statement 37

Director Compensation
The following table sets forth information concerning the compensation of the non-employee members of the Board for the year ended 2023.

Name	Stock Awards ($)(1)	Fees Earned or Paid in Cash ($)(2)	Total ($)
William A. Hawkins	$85,728	$113,750	$199,478
Susan M. Stalnecker	85,728	80,000	165,728
Michelle McMurry-Heath	85,728	71,250	156,978
Guy P. Nohra	85,728	67,500	153,228
Mary Kay Ladone	85,728	72,500	158,228
Patrick Beyer	85,728	65,000	150,728
Martin P. Sutter	85,728	65,000	150,728
Guido J. Neels	85,728	62,500	148,228
John Bartholdson	152,773	58,931	211,704
Philip Cowdy(3)	—	—	—
(1)Amounts reflect the aggregate grant-date fair value of the RSUs granted during 2023 computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 7 – Equity-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon the vesting of the RSUs or the sale of the common stock underlying such RSUs.
(2)Amounts reflect fees paid in accordance with the Company's non-employee director compensation policy, which is described in further detail below.
(3)Mr. Cowdy is an employee of Smith & Nephew and, as a result, does not receive compensation for his service on the Board.
For each non-employee director of the Board, the aggregate number of stock awards outstanding as of December 31, 2023 is set forth in the following table. There were no option awards held by non-employee directors as of December 31, 2023.

Name	Stock Awards (#)
William A. Hawkins(1)	30,400
Mary Kay Ladone(1)	30,400
Patrick Beyer(1)	30,400
Michelle McMurry-Heath(1)	30,400
Susan M. Stalnecker(1)	30,400
Guy P. Nohra(1)	30,400
Martin P. Sutter(1)	30,400
Guido J. Neels(1)	30,400
John A. Bartholdson(1)(2)	53,127
(1)Amount consists of 30,400 RSUs granted on June 7, 2023, which vest on June 7, 2024 (or immediately prior to the date of the Annual Meeting, if sooner), subject to the board member’s continued service through the applicable vesting date.
(2)Mr. Bartholdson received an incoming director award on January 8, 2023 of 22,727 RSUs in addition to the annual board grant of 30,400 shares on June 7, 2023.
BIOVENTUS • 2024 Proxy Statement 38

Non-Employee Director Compensation Policy
The Company's non-employee director compensation policy, which became effective February 11, 2021, provides that each non-employee director receives an annual cash retainer of $55,000. In addition, (i) the Chairperson of the Board receives an additional annual retainer of $50,000, (ii) the Lead Director of the Board receives an additional annual retainer of $30,000, (iii) the Chairpersons of the Audit and Risk Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Compliance, Ethics and Culture Committee receive additional annual retainers of $20,000, $15,000, $10,000 and $10,000, respectively, and (iv) the non-Chairperson members of the Audit and Risk Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Compliance, Ethics and Culture Committee receive additional annual retainers of $10,000, $7,500, $5,000 and $5,000, respectively. In addition, each such non-employee director receives an annual RSU award with a grant date value of $152,000, with all such annual RSU awards (other than those received in respect of a non-employee director’s initial year of service, as described below) vesting on the first anniversary of the grant date of the award (or immediately prior to the date of the annual shareholder meeting immediately following the date of grant, if sooner), subject to such non-employee director continuing in service through such date. RSU awards for each non-employee director’s initial year of service vest in three equal installments, with the first installment vesting on the first anniversary of the grant date of such initial award (or immediately prior to the date of the annual shareholder meeting immediately following the date of grant, if sooner) and the second and third installments vesting on the first and second anniversaries of such first vesting date, subject to such non-employee director continuing in service through each such date (and any such nonemployee director who commences service on a date other than the date of the annual shareholder meeting receives a pro-rata RSU award for such initial year of service). Each RSU award awarded under the policy accelerates and vests in full upon a change in control (as defined in the 2021 Incentive Plan). In addition, each non-employee director is reimbursed for out-of-pocket expenses in connection with his or her services.
Security Ownership of Certain Beneficial Owners and Management

The following table presents information as to the beneficial ownership of our Class A common stock and Class B Common Stock, as of April 15, 2024 for:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock or our Class B common stock;
•each named executive officer;
•each of the Company's directors; and
•all executive officers and directors as a group.
Smith & Nephew Inc. (the “Continuing LLC Owner”) is entitled to have its LLC Interests (as defined below) redeemed for Class A common stock on a one-for-one basis, or, if we and the Continuing LLC Owner agree, a cash payment equal to the market value of the applicable number of our shares of Class A common stock. In addition, at Bioventus’s election, Bioventus may effect a direct exchange of such Class A common stock or such cash (if mutually agreed) for such LLC Interests in lieu of such a redemption. In connection with its IPO, the Company issued to the Continuing LLC Owner one share of Class B common stock for each LLC Interest it owns. As a result, the number of shares of Class B common stock listed in the table below correlates to the number of LLC Interests the Continuing LLC Owner owns.
BIOVENTUS • 2024 Proxy Statement 39

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of April 15, 2024, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Bioventus Inc., 4721 Emperor Boulevard, Ste. 100, Durham, NC 27703. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Class A Common Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Combined Voting Power(1)
Name of Beneficial Owner	Number	%	Number	%	%
5% Stockholders
EW Healthcare Partners(2)	13,021,324	20.4%	—	—	16.4%
Juniper Investment Company, LLC(3)	6,833,857	10.7%	—	—	8.6%
Smith & Nephew(4)	6,229,991	9.8%	15,786,737	100%	27.7%
Nantahala Capital Management, LLC(5)	5,977,471	9.4%	—	—	7.5%
Spindletop Healthcare Capital L.P.(6)	3,906,395	6.1%	—	—	4.9%
Ampersand Capital(7)	3,255,332	5.1%	—	—	4.1%
Named Executive Officers and Directors
Martin P. Sutter(2)(8)	13,080,072	20.5%	—	—	16.4%
John A. Bartholdson(3)(9)	6,879,409	10.8%	—	—	8.6%
Anthony P. Bihl III	325,248	*	—	—	*
Anthony D'Adamio(10)	300,105	*	—	—	*
William A. Hawkins(11)	231,358	*	—	—	*
Mark Singleton(12)	222,417	*	—	—	*
Guy P. Nohra(13)	100,117	*	—	—	*
Patrick Beyer(14)	83,884	*	—	—	*
Susan M. Stalnecker(15)	79,464	*	—	—	*
Guido J. Neels(16)	58,748	*	—	—	*
Mary Kay Ladone(17)	50,674	*	—	—	*
Michelle McMurry-Heath(18)	47,819	*	—	—	*
Kenneth M. Reali	30,085	*	—	—	*
Philip G. Cowdy	11,700	*	—	—	*
Robert E. Claypoole	—	*	—	—	*
All current directors and executive officers as a group (14 persons)(19)	21,326,664	32.9%	—	—	26.5%
*Represents beneficial ownership of less than 1%.
(1)Represents the voting power of each owner based on the voting power held through both the owner’s Class A common stock and Class B common stock deemed to be beneficially owned. Represents percentage of voting power of the Class A common stock, based upon 63,827,617 shares of Bioventus Class A common stock outstanding, and Class B common stock, based upon 15,786,737 shares of Bioventus Class B common stock outstanding. on April 15, 2024, voting together as a single class. To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of our Class A common stock or our Class B common stock.
(2)Based on a Schedule 13G/A filed with the SEC on January 22, 2024. Represents 12,096,702 shares of Class A common stock held by EW Healthcare Partners Acquisition Fund, L.P. (the “Essex Stockholder”) and 924,622 shares of Class A common stock held by White Pine Medica, LLC, a subsidiary of the Essex Stockholder (“White Pine”). EW Healthcare Partners Acquisition Fund GP, L.P. and EW Healthcare Partners Acquisition Fund UGP, LLC have sole voting and dispositive power with respect to 13,021,324 shares of Class A common stock. Each of Martin P. Sutter, Petri Vainio, Ron Eastman, and R. Scott Barry have shared voting and dispositive power with respect to the 13,021,324 shares of Class A common stock and disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. The address of the Essex Stockholder and White Pine is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.
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(3)Based on a Schedule 13D/A filed with the SEC on June 16, 2023 and subsequent Form 4 filed August 15, 2023. Represents 6,833,857 shares of Class A common stock with deemed beneficial ownership as follows: Juniper Targeted Opportunity Fund, L.P. (“Juniper Fund”) beneficially owned 4,624,431 shares, Juniper Targeted Opportunities, L.P. (“Juniper Targeted Opportunities”) beneficially owned 2,133,576 shares and Juniper Multi-Strategy Fund, L.P. (“Juniper Multi-Strategy”) beneficial owned 75,850 shares. Juniper HF Investors II, LLC (“Juniper HF II”) is the general partner of Juniper Fund; Juniper Targeted Opportunity Investors, LLC (“Juniper TO”) is the general partner of Juniper Targeted Opportunities; and Juniper HF Investors, LLC (“Juniper HF”) is the general partner of Juniper Multi-Strategy. Juniper Investment Company, LLC (“Juniper Investment Company”) is the investment advisor to Juniper Fund, Juniper Targeted Opportunities and Juniper Multi-Strategy. Each of Alexis P. Michas and John A. Bartholdson is a managing member of Juniper Investment Company. Each of Juniper Fund, Juniper Targeted Opportunities, and Juniper Multi-Strategy has the sole power to vote or direct their respective vote of 4,624,431, 2,133,576 and 78,850 shares and the sole power to dispose or direct the disposition of such shares. Juniper HF II, Juniper TO, Juniper HF, Juniper Investment Company and each of Messrs. Michas and Bartholdson may be deemed to share with Juniper Fund, Juniper Targeted Opportunities, and Juniper Multi-Strategy, as applicable, the power to vote or to direct the vote and to dispose or to direct the disposition of such shares. The address of the foregoing reporting persons is 555 Madison Avenue, 24th Floor, New York, New York 10022.
(4)Based on a Schedule 13G filed with the SEC on February 7, 2022. Represents 6,229,991 shares of Class A common stock held by Smith & Nephew USD Limited (“SNUSD”) and 15,786,737 shares of Class B common stock held by Smith & Nephew, Inc. (“SNI”). Smith & Nephew plc (“S&N”) is the parent entity of SNUSD, and SNUSD is the parent entity of SNI. SNI also holds 15,786,737 common units of Bioventus LLC which are redeemable for shares of Class A common stock. Upon any such redemption and issuance, a corresponding number of shares of Class B common stock would be cancelled. Each of the foregoing reporting persons reports shared voting and dispositive power with respect to the shares they report as beneficially owned. The address of S&N and SNUSD is Building 5, Croxley Park, Hatters Lane, Watford, Hertfordshire, WD18 8YE, UK. The address of SNI is 1450 E. Brooks Road, Memphis, Tennessee 38116.
(5)Based on a Schedule 13G/A filed with the SEC on February 14, 2024. Represents 5,977,471 shares of Class A common stock held of record by Nantahala Capital Management, LLC (“Nantahala”). Wilmot B. Harkey and Daniel Mack are the managing members of Nantahala, and may each be deemed the beneficial owner of the shares held by Nantahala, and the control persons with respect to the shares owned by Nantahala, an investment advisor, who hold the shares by funds and separately managed accounts under its control. The foregoing reporting persons have shared voting and dispositive power with respect to such shares. The address of the foregoing reporting persons is 130 Main Street, 2nd Floor, New Canaan, Connecticut 06840.
(6)Based on a Schedule 13G filed with the SEC on February 10, 2022. Represents 3,906,365 shares of Class A common stock held of record by Spindletop Healthcare Capital L.P. (“Spindletop HC LP”). Evan S. Melrose is the manager of Spindletop GP Management, LLC, which is the general partner of Spindletop Capital GP, L.P., which is the general partner of Spindletop HC LP. The foregoing reporting persons have shared voting and dispositive power with respect to such shares. The address of the foregoing reporting persons is 3571 Far West Boulevard, PMB #108, Austin, Texas 78731.
(7)Based on a Schedule 13G/A filed with the SEC on February 6, 2024. Represents 3,255,332 shares of Class A common stock held by AMP-CF Holdings, LLC (“AMP-CF Holdings”). Ampersand CF Limited Partnership (“AMP-CF LP”) and Ampersand 2020 Limited Partnership (“AMP-20 LP”) are the sole members and Managers of AMP-CF Holdings. AMP-CF Management Company Limited Partnership (“AMP-CF MCLP”) is the general partner of AMP-CF LP; AMP-CF MC LLC (“AMP-CF MCLLC”) is the general partner of AMP-CF MCLP; and Herbert H. Hooper is the Managing Member of AMP-CF MCLLC. AMP-20 Management Company Limited Partnership (“AMP-20 MCLP”) is the general partner of AMP-20 LP; AMP-20 MC LLC (“AMP-20 MCLLC”) is the general partner of AMP-20 MCLP; and Herbert H. Hooper is the Managing Member of AMP-20 MCLLC. By virtue of such relationships, the foregoing reporting persons may be deemed to have voting and investment power with respect to the securities held by AMP-CF Holdings and as a result may be deemed to have beneficial ownership over such securities. The address of AMP-CF Holdings, AMP-CF LP, AMP-20 LP, AMP-CF MCLP, AMP-CF MCLLC, AMP-20 MCLP, AMP-20 MCLLC and Mr. Hooper is c/o Ampersand Capital Partners, 55 William Street, Suite 240, Wellesley, Massachusetts 02481.
(8)Consists of 12,096,702 shares of Class A common stock held by Essex Stockholder (see footnote (2)), 924,622 shares of Class A common stock held by White Pine (see footnote (2)), 28,348 shares of Class A common stock held directly by Mr. Sutter, and 30,400 RSUs that may vest within 60 days of April 15, 2024.
(9)Consists of 4,624,431 shares of Class A common stock held by Juniper Fund (see footnote (3)), 2,133,576 shares of Class A common stock held by Juniper Targeted Opportunities (see footnote (3)), 75,850 shares of Class A common stock held by Juniper Multi-Strategy (see footnote (3)), 7,576 shares held directly by Mr. Bartholdson, and 37,976 RSUs that may vest within 60 days of April 15, 2024.
(10)Consists of 58,242 shares of Class A common stock, 34,696 RSUs that may vest within 60 days of April 15, 2024, and 207,167 shares of Class A common stock issuable upon the exercise of options that either are vested or that may vest within 60 days of April 15, 2024.
(11)Consists of 200,958 shares of Class A common stock and 30,400 RSUs that may vest within 60 days of April 15, 2024.
(12)Consists of 34,665 shares of Class A common stock, 42,202 RSUs that may vest within 60 days of April 15, 2024, and 145,550 shares of Class A common stock issuable upon the exercise of options that either are vested or that may vest within 60 days of April 15, 2024.
(13)Consists of 69,717 shares of Class A common stock and 30,400 RSUs that may vest within 60 days of April 15, 2024.
(14)Consists of 18,578 shares of Class A common stock, 30,400 RSUs that may vest within 60 days of April 15, 2024, and 34,906 shares of Class A common stock issuable upon the exercise of options that either are vested or that may vest within 60 days of April 15, 2024.
(15)Consists of 49,064 shares of Class A common stock and 30,400 RSUs that may vest within 60 days of April 15, 2024.
(16)Consists of 28,348 shares of Class A common stock and 30,400 RSUs that may vest within 60 days of April 15, 2024.
(17)Consists of 20,274 shares of Class A common stock and 30,400 RSUs that may vest within 60 days of April 15, 2024.
(18)Consists of 17,419 shares of Class A common stock and 30,400 RSUs that may vest within 60 days of April 15, 2024.
(19)Consists of 20,409,266 shares of Class A common stock, 384,949 RSUs that may vest within 60 days of April 15, 2024, and 524,604 shares of Class A common stock issuable upon the exercise of options that either are vested or that may vest within 60 days of April 15, 2024.
BIOVENTUS • 2024 Proxy Statement 41

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions
The Board has adopted a written Related Party Transaction Policy, which sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (or any of our subsidiaries) were to be a participant, where the amount involved exceeds $120,000 since the beginning of the prior fiscal year and a related person had, has or will have a direct or indirect material interest.
Under the policy, the Company's legal team is primarily responsible for developing and implementing procedures to obtain information regarding related persons and with respect to potential related person transactions, and then determining, based on the facts and circumstances, whether such transactions constitute related person transactions subject to the policy. The Company's General Counsel is then required to present to the Audit and Risk Committee each proposed related person transaction. In reviewing and approving any such transactions, the Audit and Risk Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.
If advance Audit and Risk Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit and Risk Committee, subject to ratification of the transaction by the Audit and Risk Committee at such committee’s next regularly scheduled meeting. Management is responsible for updating the Audit and Risk Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all then current related person transactions at a regularly scheduled meeting of the Audit and Risk Committee. No director may participate in approval of a related person transaction for which he or she is a related person. Unless noted otherwise, all of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.
Since January 1, 2022, we engaged in certain transactions for which the amount involved exceeds $120,000 with our directors, executive officers or beneficial holders of more than 5% of our Common Stock, or immediate family member thereof. The following are summaries of certain provisions of our agreements with related persons and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the agreements (or forms of the agreements) are included as exhibits to our Annual Report on Form 10-K, for the year ended December 31, 2023 and are available electronically on the website of the SEC at www.sec.gov.
Our IPO and Transactions
In connection with our IPO, the Company engaged in certain transactions with certain of its directors, executive officers and other persons and entities that are or became holders of 5% or more of our voting securities upon the consummation of the IPO and including, without limitation (a) the amendment and restatement of the limited liability company agreement of BV LLC (the “Bioventus LLC Agreement”) entered into by the Company and Smith & Nephew Inc. (the “Continuing LLC Owner”) to, among other things, (i) provide for a new single class of common membership interests in BV LLC (the “LLC Interests”), (ii) exchange all of the then existing membership interests of the holders of BV LLC membership interests (the “Original LLC Owners”) for LLC Interests and (iii) appoint Bioventus Inc. as the sole managing member of BV LLC; (b) the acquisition, by various mergers, of certain members of BV LLC prior to the IPO (the “Former LLC Owners”) for which we issued 31,838,589 shares of Class A common stock as merger consideration (the “IPO Merger”); (c) entry into a tax receivable agreement (the “TRA”) with the Continuing LLC Owner, the Stockholders Agreement and a registration rights agreement with the Original LLC Owners (the “Registration Rights Agreement”) and (d) the satisfaction of a $3.3 million cash entitlement of the Continuing LLC Owner, in respect of an equity participation right unit held by the Continuing LLC Owner.
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The IPO Merger involved the exchange of the indirect ownership interest in LLC Interests held by Former LLC Owners and occurred as a result of various mergers, whereby, in each case, a newly formed subsidiary of Bioventus merged into an entity that holds LLC Interests (and of which the Former LLC Owners were owners) with each entity becoming a wholly owned subsidiary of Bioventus and the Former LLC Owners receiving Class A common stock. Each Former LLC Owner and/or one or more its affiliates has agreed, pursuant to their respective merger agreement, to indemnify the Company against all historic liabilities of the entity transferred in the applicable merger. Subsequent to these mergers, each such entity merged into Bioventus resulting in Bioventus owning directly the LLC Interests exchanged by the Former LLC Owners pursuant to the initial mergers. In connection with the IPO Merger, the aggregate fair value of the Class A common stock transferred to certain of the Former LLC Owners, including EW Healthcare Partners, Smith & Nephew (Europe) B.V., Spindletop Healthcare Capital L.P., Ampersand Capital, Pantheon Global Co-Investment Opportunities Fund L.P. and Alta Partners VIII, L.P., each beneficially owing 5% or more of our Class A common stock, was approximately $413.9 million.
Tax Receivable Agreement
We expect to obtain an increase in our share of the tax basis of the assets of BV LLC when the Continuing LLC Owner receives shares of our Class A common stock or, if we and the Continuing LLC Owner agree, cash in connection with an exercise of the Continuing LLC Owner’s right to have its LLC Interests redeemed by BV LLC or, at our election, directly exchanged (such basis increases, together with the basis increases resulting from certain distributions (or deemed distributions) from BV LLC, the “Basis Adjustments”). We intend to treat such redemptions or exchanges of LLC Interests as the direct purchase of LLC Interests by us from the Continuing LLC Owner for U.S. federal income and other applicable tax purposes, regardless of whether such LLC Interests are surrendered by the Continuing LLC Owner to BV LLC for redemption or sold to us upon the exercise of our election to acquire such LLC Interests directly. A Basis Adjustment may have the effect of reducing the amounts that we would otherwise pay in the future to various tax authorities. The Basis Adjustments may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
We entered into the TRA with the Continuing LLC Owner. The TRA provides for our payment to the Continuing LLC Owner of 85% of the amount of tax benefits, if any, that we actually realize, or in some circumstances are deemed to realize, as a result of any Basis Adjustments and certain other tax benefits arising from payments under the TRA. BV LLC has in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange (including deemed exchange) of LLC Interests for shares of our Class A common stock or cash occurs. These TRA payments are not conditioned upon any continued ownership interest in either BV LLC or us by the Continuing LLC Owner. The rights of the Continuing LLC Owner under the TRA are assignable to transferees of its LLC Interests (other than us as transferee pursuant to subsequent redemptions or exchanges of the transferred LLC Interests). We expect to benefit from the remaining 15% of tax benefits, if any, that we may actually realize.
The actual Basis Adjustments, as well as any amounts paid to the Continuing LLC Owner under the TRA, will vary depending on a number of factors, including:
•the timing of any subsequent redemptions or exchanges—for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of BV LLC at the time of each redemption or exchange;
•the price of shares of our Class A common stock at the time of redemptions or exchanges—the Basis Adjustments, as well as any related increase in any tax deductions, is directly related to the price of shares of our Class A common stock at the time of each redemption or exchange;
•the extent to which such redemptions or exchanges are taxable—if a redemption or exchange is not taxable for any reason, increased tax deductions will not be available; and
•the amount and timing of our income—the TRA generally requires us to pay 85% of the tax benefits as and when those benefits are treated as realized under the terms of the TRA. Except as discussed below in cases of (i) a material breach of a material obligation under the TRA, (ii) a change of control or (iii) an early termination of the TRA, if we do not have taxable income, it will generally not be required to make payments under the TRA for that taxable year because no tax benefits will have been realized. However, any tax benefits that do not result in realized tax benefits in a given taxable year may generate tax attributes that may be utilized to generate tax benefits in future taxable years. The utilization of any such tax attributes will result in payments under the TRA.
BIOVENTUS • 2024 Proxy Statement 43

For purposes of the TRA, cash savings in income tax will be computed by comparing our actual income tax liability to the amount of such taxes that it would have been required to pay had there been no Basis Adjustments and had the TRA not been entered into. The TRA generally applies to each of our taxable years, beginning with the first taxable year ending after the consummation of the offering. There is no maximum term for the TRA; however, the TRA may be terminated by us pursuant to an early termination procedure that requires us to pay the Continuing LLC Owner an agreed upon amount equal to the estimated present value of the remaining payments to be made under the agreement (calculated based on certain assumptions, including regarding tax rates and utilization of the Basis Adjustments).
The payment obligations under the TRA are our obligation and not BV LLC’s. Although the actual timing and amount of any payments that may be made under the TRA will vary, we expect that the payments that we may be required to make to the Continuing LLC Owner could be significant. Any payments made by us to the Continuing LLC Owner under the TRA generally reduces the amount of overall cash flow that might have otherwise been available to us or to BV LLC and, to the extent that we are unable to make payments under the TRA for any reason, the unpaid amounts generally are deferred and accrue interest until paid by the Company.
Decisions made by the Company in the course of running its business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by the Continuing LLC Owner under the TRA. For example, the earlier disposition of assets following a transaction that results in a Basis Adjustment generally accelerate payments under the TRA and increase the present value of such payments.
The TRA provides that if (i) we materially breach any of our material obligations under the TRA, (ii) certain mergers, asset sales, other forms of business combination, or other changes of control were to occur, on or before December 31, 2021 or (iii) we elect an early termination of the TRA, then its obligations, or its successor’s obligations, under the TRA would be based on certain assumptions, including an assumption that we would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the TRA. The TRA also provides that in the case of certain mergers, asset sales, other forms of business combination or other changes of control occurring on or after December 31, 2021, payments under the TRA would be based on certain assumptions, including an assumption that in each taxable year ending on or after the change of control, we would have taxable income equal to the greater of (A) actual taxable income for such taxable year and (B) the product of (x) four and (y) the highest taxable income in any of the four fiscal quarters ended prior to the change in control (increased by 10% for each taxable year beginning with the second taxable year following the change in control), in each case, as adjusted to take into account our actual percentage ownership in BV LLC for the taxable year for which the tax benefit payment is being determined.
As a result of the foregoing, (i) we could be required to make cash payments to the Continuing LLC Owner that are greater than the specified percentage of the actual benefits we ultimately realize in respect of the tax benefits that are subject to the TRA, and (ii) if we materially breach any of our material obligations under the TRA or if we elected to terminate the TRA early, we would be required to make an immediate cash payment equal to the present value of the anticipated future tax benefits that are the subject of the TRA, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits. In these situations, our obligations under the TRA could have a material adverse effect on our liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control. There can be no assurance that we will be able to finance our obligations under the TRA. We anticipate funding ordinary course payments under the TRA from distributions from BV LLC out of distributable cash, to the extent permitted by our agreements governing our indebtedness.
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Payments under the TRA are based on the tax reporting positions that we determine. Pursuant to the TRA, the Continuing LLC Owner is required to reimburse us for cash payments previously made to it pursuant to the TRA if any tax benefits actually realized by us are subsequently challenged by a taxing authority and ultimately disallowed. In addition, but without duplication of any amounts previously reimbursed by the Continuing LLC Owner, any excess cash payments made by us to the Continuing LLC Owner will be netted against any future cash payments that we might otherwise be required to make under the terms of the TRA. However, a challenge to any tax benefits actually realized by us may not arise for a number of years following the initial time of such payment and we might not determine that we have effectively made an excess cash payment to the Continuing LLC Owner for a number of years following the initial time of such payment. Moreover, there can be no assurance that any excess cash payments for which the Continuing LLC Owner has a reimbursement obligation under the TRA will be repaid to us. As a result, it is possible that we could make cash payments under the TRA that are substantially greater than our actual cash tax savings. The applicable U.S. federal income tax rules are complex and factual in nature, and we cannot assure you that the IRS or a court will not disagree with our tax reporting positions. We have full responsibility for, and sole discretion over, all of our and BV LLC’s tax matters, including the filing and amendment of all tax returns and claims for refund and defense of all tax contests, subject to certain participation and approval rights held by the Continuing LLC Owner.
Payments are generally due under the TRA within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments begin to accrue at a rate of LIBOR plus 100 basis points from the due date, without extensions, of such tax return and ending on the date that such payments are required to be made under the terms of the TRA. Any late payments that may be made under the TRA continue to accrue interest at LIBOR plus 500 basis points from the due date of such payments under the TRA until such payments are made, including any late payments that we may subsequently make because we did not have enough available cash to satisfy our payment obligations at the time at which they originally arose, including as a result of restrictions on payments to our equity owners in the agreements governing our indebtedness. There have been no payments to the Continuing LLC Owner made by the Company pursuant to this agreement since January 1, 2020.
Bioventus LLC Agreement
We operate our business through BV LLC and its subsidiaries. We and the Continuing LLC Owner entered into the Bioventus LLC Agreement, which sets forth terms for the operations of BV LLC, and the rights and obligations of the holders of LLC Interests.
Under the Bioventus LLC Agreement, we are a member and the sole manager of BV LLC. As the sole manager, we are able to control all of the day-to-day business affairs and decision-making of BV LLC. As such, we, through our officers and directors, are responsible for all operational and administrative decisions of BV LLC and the day-to-day management of BV LLC’s business. Pursuant to the terms of the Bioventus LLC Agreement, we cannot, under any circumstances, be removed as the sole manager of BV LLC except by our election.
We are not entitled to compensation for our services as manager. We are entitled to reimbursement or capital contribution credit by BV LLC for fees and expenses incurred on behalf of BV LLC, including all expenses associated with our IPO and maintaining our corporate existence.
The Bioventus LLC Agreement recapitalizes the units that were held prior to the IPO in BV LLC into a new single class of common membership units, which we refer to as the “LLC Interests.” Each LLC Interest entitles the holder to a pro rata share of the net profits and net losses and distributions of BV LLC.
BIOVENTUS • 2024 Proxy Statement 45

The Bioventus LLC Agreement requires “tax distributions” to be made by BV LLC to its members, as that term is defined in the agreement. Tax distributions will be made to members on a pro rata basis, including us, in an amount sufficient to allow the members, including us, to pay taxes owed in respect of income allocated by BV LLC and to allow us to meet our obligations under the TRA (as described above under the heading “Tax Receivable Agreement” above). For tax distributions made in the fiscal year ending December 31, 2023 (the 2023 fiscal year), the tax rate that we will use for purposes of determining tax distributions from BV LLC to its members will equal the combined federal, state, and local statutory tax rate applicable to us for the 2023 fiscal year, taking into account the deductibility of state and local taxes for federal purposes. For each subsequent fiscal year, the tax rate applicable to us for the 2023 fiscal year will apply with respect to tax distributions made during such fiscal year unless our Board determines otherwise. The tax rate used to determine tax distributions will apply regardless of the actual final tax liability of any such member. Tax distributions will also be made only to the extent all distributions from BV LLC for the relevant period were otherwise insufficient to enable each member to cover its tax liabilities as calculated in the manner described above. The Bioventus LLC Agreement allows for distributions to be made by BV LLC to its members on a pro rata basis out of “distributable cash,” as that term is defined in the agreement. We expect BV LLC may make distributions out of distributable cash periodically to the extent permitted by our agreements governing our indebtedness and necessary to enable us to cover our operating expenses and other obligations, including our tax liability and obligations under the TRA, as well as to make dividend payments, if any, to the holders of our Class A common stock.
The Bioventus LLC Agreement provides a redemption right to the Continuing LLC Owner which entitles it to have its LLC Interests redeemed, at its election, for newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest redeemed (subject to customary adjustments, including for stock splits, stock dividends and reclassifications). If the Continuing LLC Owner elects to receive a cash payment, we may elect to settle such redemption with Class A common stock in lieu of a cash payment, provided that if we elect to do so, the Continuing LLC Owner has the option to rescind its redemption request within a specified time period. Upon the exercise of the redemption right, the redeeming member will surrender its LLC Interests to BV LLC for cancellation. The Bioventus LLC Agreement requires that we contribute cash or shares of our Class A common stock to BV LLC in exchange for an amount of newly-issued LLC Interests in BV LLC that will be issued to us equal to the number of LLC Interests redeemed from the Continuing LLC Owner. BV LLC will then distribute the cash or shares of our Class A common stock to the Continuing LLC Owner to complete the redemption. In the event of such a redemption election by the Continuing LLC Owner, we may effect a direct exchange of cash or Class A common stock for such LLC Interests in lieu of such a redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of LLC Interests that we own equals the number of shares of Class A common stock issued by us (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities).
The Bioventus LLC Agreement provides for indemnification of the manager, members and officers of BV LLC and their respective subsidiaries or affiliates.
Stockholders Agreement
The Former LLC Owners and Continuing Owner, which hold Class A common stock or Class B common stock representing approximately 53.0% of the combined voting power of our Class A and Class B common stock as of April 15, 2024, entered into the Stockholders Agreement with us on February 16, 2021.
Pursuant to the terms of the Stockholders Agreement, EW Healthcare Partners, Spindletop Healthcare Capital, Pantheon Global, Ampersand Capital, Alta Partners and their respective affiliates (the “Essex Members”), collectively have the right to designate up to three individuals to be included in the slate of nominees recommended by the Board. Smith & Nephew, Inc. and Smith & Nephew (Europe) B.V. (the “SN Members”), collectively have the right to designate up to two individuals to be included in the slate of nominees recommended by the Board. The number of individuals that the Essex Members and SN Members may designate decreases if they dispose of certain percentages of our Common Stock that they owned as of the date of the IPO. At such time as Essex owns less than 10% of the shares of Class A common stock, and SN Members owns less than 10% of the shares of Class A common stock and Class B common stock that they owned as of the date of the IPO (each, the "Ownership Threshold"), the Essex Members or SN Members, as the case may be, will no longer have designation rights under the Stockholders Agreement.
Additionally, under the Stockholders Agreement, any increase or decrease in the size of our Board or any committee, and any amendment to our organizational documents, in each case require the approval of the Essex and SN Members, for so long as each collectively own at least the Ownership Threshold.
BIOVENTUS • 2024 Proxy Statement 46

Registration Rights Agreement
The Company entered into the Registration Rights Agreement with the Original LLC Owners on February 16, 2021 in connection with its IPO. The Registration Rights Agreement provides the Original LLC Owners certain registration rights whereby, the Continuing LLC Owner can require the Company to register under the Securities Act shares of Class A common stock issuable to it upon, at our election, redemption or exchange of its LLC Interests, and the Former LLC Owners can require us to register under the Securities Act the shares of Class A common stock issued to them in connection with certain transactions completed in connection with the IPO. The Registration Rights Agreement provides for piggyback registration rights for the Original LLC Owners.
Minoan Medical (Pty) Ptd.
Minoan Medical (Pty) Ptd. (“Minoan”) (formerly Applied BioSurgical) is an independent distributor of the Company’s products in South Africa. The chief executive officer and controlling stockholder of Minoan is the brother of our former director, Stavros G. Vizirgianakis. Minoan became a customer of the Company in connection with the Company’s acquisition of Misonix in October 2021 and ceased to be a related party upon Mr. Vizirgianakis' resignation from the Board in August 2022. The Company’s sales to Minoan subsequent to the Company’s acquisition of Misonix through December 31, 2022 were $2,217,871.
Indemnification Agreements
The Company has entered into separate indemnification agreements with its directors and executive officers. The indemnification agreements provide for indemnification of the directors and executive officers for expenses, judgments, fines and settlement amounts incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer or at the Company's request. There have been no payments made by the Company pursuant to these agreements since January 1, 2021.
BIOVENTUS • 2024 Proxy Statement 47

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at the Company's offices at 4721 Emperor Blvd. Ste. 100, Durham, North Carolina 27703 in writing not later than December 27, 2024. Stockholders intending to present a proposal at the 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no later than March 13, 2025 and no earlier than February 11, 2025. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. The proxy holders named on the Company’s proxy card will have discretion to vote proxies given to them on any shareholder proposal of which our Company does not have notice prior to March 12, 2025.
In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after June 11, 2025, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2025 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2025.
The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2023, with the exception of: Mr. Sutter filed a Form 4 on June 13, 2023 reporting the vesting of 16,648 RSUs on June 6, 2023 and the grant of 30,400 RSUs on June 7, 2023; Juniper Investment Company, LLC filed a Form 3 on June 29, 2023 reporting its 10% or more ownership status which began on June 12, 2023 and filed a Form 4 on August 15, 2023 reporting its purchase of 111,848 shares on August 10, 2023; and Mr. Nohra filed amendments to Forms 3 and 4 on August 23, 2023 to include shares he indirectly held through Alta Partners VIII, L.P. as of February 11, 2021 and to report a pro rata in-kind distribution thereof, respectively.
Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2023, Guido J. Neels, Mary Kay Ladone and Guy P. Nohra served as members of the Compensation Committee. To our knowledge, during the fiscal year ended December 31, 2023, none of the relationships required to be disclosed by SEC rules existed aside from those identified herein. See “Certain Relationships and Related Person Transactions” for a description of the Stockholder Agreement and Registration Rights Agreement involving EW Healthcare Partners and Alta Partners.
BIOVENTUS • 2024 Proxy Statement 48

Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
We intend to file a definitive proxy statement and proxy card with the SEC in connection with our solicitation of proxies for our Annual Meeting . Stockholders may obtain the definitive proxy statement (and any amendments and supplements thereto) and other documents as and when filed by Bioventus with the SEC without charge from the SEC’s website at: www.sec.gov.
Certain information contained in the definitive proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
BIOVENTUS • 2024 Proxy Statement 49

Bioventus’s Annual Report on Form 10-K

A copy of Bioventus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 15, 2024 without charge upon written request addressed to:

Bioventus Inc.
Attention: Secretary
4721 Emperor Blvd. Ste. 100,
Durham, North Carolina 27703

A reasonable fee will be charged for copies of exhibits. You also may access the definitive proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 at www.Bioventus.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Anthony D’Adamio
Senior Vice President, General Counsel and Secretary
Durham, North Carolina
April 26, 2024

BIOVENTUS • 2024 Proxy Statement 50

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BIOVENTUS INC.

(pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Bioventus Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:
1.The Board of Directors of the Corporation duly adopted a resolution by written consent on April 4, 2024, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Amendment”) and declaring said Amendment to be advisable. The stockholders of the Corporation duly approved said proposed Amendment at the Annual Meeting of Stockholders of the Corporation held on June 11, 2024, in accordance with Section 242 of the General Corporation Law of the State of Delaware.
2.The text of Section A of ARTICLE VIII of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:
“A. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors (such directors, “Preferred Stock Directors”), upon the effectiveness of the filing of this Certificate of Amendment until the election of directors at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”), the board of directors shall be divided into two classes of directors, Class I and Class II with the directors in Class I having a term that expires at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”), and the directors in Class II having a term that expires at the 2026 Annual Meeting. The successors of the directors who, immediately prior to the 2024 annual meeting of stockholders (the “2024 Annual Meeting”), were members of Class III (and whose terms expired at the 2024 Annual Meeting) shall become members of Class I with a term expiring at the 2025 Annual Meeting; the directors who, immediately prior to the 2024 Annual Meeting, were members of Class I and whose terms were scheduled to expire at the 2025 Annual meeting shall remain members of Class I and shall continue to have terms expiring at the 2025 Annual Meeting; and the directors who, immediately prior to the 2024 Annual Meeting, were members of Class II and whose terms were scheduled to expire at the 2026 Annual Meeting shall remain members of Class II and shall continue to have terms expiring at the 2026 Annual Meeting.
    Commencing with the election of directors at the 2026 Annual Meeting, there shall be a single class of directors, with all directors of such class having a term that expires at the 2027 Annual Meeting. The successors of the directors who, immediately prior to the 2025 Annual Meeting, were members of Class I (and whose terms expire at the 2025 Annual Meeting) shall be elected at such meeting for a term that expires at the 2026 Annual Meeting, and the directors who, immediately prior to the 2025 Annual Meeting, were members of Class II and whose terms were scheduled to expire at the 2026 Annual Meeting shall continue to have terms expiring at the 2026 Annual Meeting.
BIOVENTUS • 2024 Proxy Statement A-1

    From and after the election of directors at the 2026 Annual Meeting, the board of directors shall cease to be classified and the directors elected at the 2026 Annual Meeting (and each annual meeting of the stockholders thereafter) shall be elected for a term expiring at the next annual meeting of the stockholders.
    Each director shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. No decrease in the number of directors shall have the effect of removing or shortening the term of any incumbent director.”
3.The text of Section C of ARTICLE VIII of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:
    “C. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect Preferred Stock Directors and subject to the Stockholders Agreement, prior to the 2026 Annual Meeting when the board of directors shall cease to be classified, the Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.
Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect Preferred Stock Directors and subject to the Stockholders Agreement, from and after the election of directors at the 2026 Annual Meeting when the board of directors shall cease to be classified, the Board of Directors or any individual director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.”
IN WITNESS WHEREOF, Bioventus Inc. has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation to be signed by a duly authorized officer of the Corporation, on June [●], 2024.

                            Bioventus Inc., a Delaware corporation

    By:
    Name:
    Title:
BIOVENTUS • 2024 Proxy Statement A-2

BIOVENTUS INC.
4721 EMPEROR BOULEVARD, STE. 100
DURHAM, NORTH CAROLINA 27703

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V44446-P09661 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOVENTUS INC.

The Board of Directors recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except	
2. To elect the following nominees to serve until the Company's 2025 annual meeting of stockholders, if the Declassification Charter Amendment is approved, or until the Company's 2027 annual meeting of stockholders if the Declassification Charter Amendment is not approved, and in either case, until their respective successors have been duly elected and qualified: 01) Robert E. Claypoole 02) Philip G. Cowdy 03) Martin P. Sutter	☐	☐	☐	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ____________

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Innovations For Active Healing

4721 Emperor Boulevard, Suite 100

Durham, North Carolina 27703

(919) 474-6700

You are cordially invited to attend the Bioventus Inc. Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on June 11, 2024. The Bioventus Annual Meeting will be held solely in a virtual meeting format via live webcast. You will be able to virtually attend and vote at the Bioventus Annual Meeting by visiting www.virtualshareholdermeeting.com/BVS2024.

Whether or not you plan to virtually attend the Bioventus Annual Meeting, please vote over the Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Stockholders of record at the close of business on April 15, 2024, and holders of proxies for those stockholders may attend and vote at the Bioventus Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Bioventus Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V44447-P09661

BIOVENTUS INC.
Annual Meeting of Stockholders
June 11, 2024 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Robert E. Claypoole, President and Chief Executive Officer, Mark Singleton, Senior Vice President and Chief Financial Officer, and Anthony D'Adamio, Senior Vice President and General Counsel, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOVENTUS INC. that the undersigned is/are entitled to vote at the Bioventus Inc. Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on June 11, 2024, virtually at www.virtualshareholdermeeting.com/BVS2024, and any adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Bioventus Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side